UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05845

Invesco Senior Loan Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800

Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Sheri Morris

1555 Peachtree Street, N.E., Suite 1800

Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/21

ITEM 1.	Report to Stockholders.

Annual Report to Shareholders	February 28, 2021
Invesco Senior Loan Fund
Nasdaq:
A: VSLAX ■ C: VSLCX ■ Y: VSLYX ■ IB: XPRTX ■ IC: XSLCX

Management’s Discussion of Fund Performance

Performance summary

For the year ended February 28, 2021, Class A shares of Invesco Senior Loan Fund (the Fund), at net asset value (NAV), underperformed the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/29/20 to 2/28/21, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	5.11%
Class C Shares	4.49
Class Y Shares	5.54
Class IB Shares	5.38
Class IC Shares	5.22
Credit Suisse Leveraged Loan Index▼ (Style-Specific Index)	5.65
Source(s): ▼Bloomberg L.P.

Market conditions and your Fund

During what was truly an unprecedented year, senior loans displayed resilience in the face of capital market volatility that was brought on by the coronavirus (COVID-19) pandemic. The pandemic’s impact on global markets was characterized by an extremely sharp drawdown in risk assets which started in the final days of February 2020 and lasted for most of March 2020. This drawdown was followed by an equally sharp rebound as investors viewed the accommodative monetary and fiscal policies taken on by central banks around the globe as encouraging, and began to look through what was deemed as “short term” disruptions caused by the pandemic. During this bout of volatility, senior loans’ defensive positioning at the top of the capital structure benefited the asset class, as it experienced more muted drawdowns compared to other risk assets.

For the year ended February 29, 2021, the senior loan market, as represented by the Credit Suisse Leveraged Loan Index, returned 5.65%, staging an impressive comeback after returning -12.46% during March 2020. Senior loans’ sharp drawdown and equally sharp recovery during 2020, generally mirrored that of risk assets as a whole, albeit on a more muted scale. For the calendar year 2020, the asset class returned 2.78%.[1]

During 2020, Libor decreased from 1.46% to 0.18% as the US Federal Reserve (The Fed) slashed interest rates in response to the COVID-19 pandemic. While this did lower the overall coupon of the senior loan asset class (due to their floating rate structure), the credit spread of new issue loans increased during the year, as lenders required larger spreads to compensate for increased macroeconomic uncertainty caused by the pandemic. This increase in new issue credit spreads helped offset the decrease in overall coupon. (Libor is the London In-terbank offered rate, which is the rate that international banks charge for short-term loans to one another).

In terms of fundamentals, the backdrop for the senior loan market appears more constructive after weathering the uncertainty brought about during the pandemic. Stimulative measures taken by central banks and governments around the globe resulted in the capital markets remaining open for a majority of borrowers, allowing them to shore up their balance sheet with additional liquidity. Additionally, portfolio companies of private equity sponsors saw the COVID-19 pandemic as a rather short-term disruption and opted to inject additional liquidity into companies with sound businesses, opposed to turning them over to lenders by filing for chapter 11 bankruptcy. Ultimately, the default rate was elevated during the course of 2020, but not as high as initial estimates. The default rate for the senior loan market peaked in September 2020 at 4.1%.[2] For context the long-term historical default rate for the loan market stands at 2.94%.[2] Going forward, we expect fundamentals to continue to improve as COVID-19 comes under greater control, social distancing measures are reduced, and the global economy continues to reopen during 2021.

At the close of the year, we believe that senior loans are well-positioned for the current environment. With the contin-

ued firming of macroeconomic backdrop, fundamentals for the asset class are expected to continue to improve – which is undoubtedly a positive for risk assets. Additionally, we believe that the senior loans’ floating rate feature will provide investors with protection from rising interest rates or inflation, which has regained the focus of investors given the unprecedented monetary and fiscal stimulus enacted by governments around the globe in response to COVID-19.

During the year, the Fund used leverage, which allowed us to enhance the Fund’s yield while keeping credit standards high relative to the benchmark. As of the close of the year, leverage accounted for 12% of the Fund’s NAV plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs. Similarly, should short-term rates fall, borrowing costs also would decline. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

At the end of the year, the Fund’s holdings in Calpine Corporation, Trans-digm, and New Red Finance were the largest overweight allocations relative to the benchmark. Conversely, Charter Communications Operating, Asurion, and Refinitiv US Holdings were the largest underweight allocations compared to the benchmark. Refinitiv US Holdings was also among the holdings that were sold during the year.

The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over Libor. Because senior loans generally have a very short duration and the coupons or interest rates are usually adjusted every 30 to 90 days as Libor changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable and the prices of senior loans are therefore less sensitive to interest rate changes than traditional

2	Invesco Senior Loan Fund

fixed-income bonds. We are monitoring interest rates, the market and economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments or the market price of the Fund’s shares.

As always, we appreciate your continued participation in Invesco Senior Loan Fund.

1  Source: Credit Suisse

2   Source: Standard & Poor’s Leveraged Loan Index

Portfolio manager(s):

Scott Baskind

Tom Ewald

Philip Yarrow

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Senior Loan Fund

Your Fund’s Long-Term Performance

Average Annual Total Returns
As of 2/28/21, including maximum applicable sales charges
Class A Shares
Inception (2/18/05)	3.31%
10 Years	4.40
5 Years	6.01
1 Year	1.75
Class C Shares
Inception (2/18/05)	2.76%
10 Years	3.97
5 Years	5.96
1 Year	3.49
Class Y Shares
Inception (11/8/13)	4.11%
5 Years	7.04
1 Year	5.54
Class IB Shares
Inception (10/4/89)	4.82%
10 Years	4.97
5 Years	7.00
1 Year	5.38
Class IC Shares
Inception (6/13/03)	4.20%
10 Years	4.84
5 Years	6.84
1 Year	5.22

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 3.25% sales charge. Class C share performance reflects an early withdrawal charge of 1% for the first year after purchase. Class IB shares and Class IC shares are not continuously offered and have no early withdrawal charges. Class Y shares do not have a front-end sales charge or a CDSC, therefore performance is at net asset value. Class Y shares do not have early withdrawal charges.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

4	Invesco Senior Loan Fund

Supplemental Information

Invesco Senior Loan Fund’s investment objective is to seek to provide a high level of current income, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2021, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

■	The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, noninvestment-grade loans.

■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

5	Invesco Senior Loan Fund

Fund Information

Portfolio Composition†

By credit quality	% of total investments
BBB	0.95%
BBB-	3.60
BB+	7.40
BB	3.97
BB-	9.10
B+	11.69
B	20.97
B-	17.73
CCC+	5.84
CCC	2.00
CCC-	0.29
D	1.19
None-Rated	10.22
Equity	5.05

†Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non- Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers
		% of total net assets
1.	TransDigm, Inc.	2.61%
2.	Calpine Corp.	2.24
3.	New Red Finance, Inc.	2.09
4.	Monitronics International, Inc.	1.65
5.	Intelsat Jackson Holdings S.A.	1.49

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
Data presented here are as of February 28, 2021.

6	Invesco Senior Loan Fund

Schedule of Investments

February 28, 2021

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Variable Rate Senior Loan Interests–106.29%(b)(c) Aerospace & Defense–5.82%
Atlantic Aviation FBO, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	3.87%	12/06/2025		$1,083	$1,087,471
CEP IV Investment 16 S.a.r.L (ADB Safegate) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	10/03/2024	EUR	161	183,267
Dynasty Acquisition Co., Inc. Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.75%	04/08/2026		1,945	1,888,508
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.75%	04/08/2026		1,045	1,014,431
Greenrock Finance, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.50%	06/28/2024		1,620	1,607,596
IAP Worldwide Services, Inc. Revolver Loan (Acquired 08/05/2014-02/08/2019; Cost $1,946,523)(d)(e)(f)	0.00%	07/18/2021		1,752	1,751,870
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 08/05/2014-02/08/2019; Cost $1,946,523)(d)(e)	7.00%	07/18/2021		195	194,653
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%) (Acquired 07/18/2014-02/08/2019; Cost $2,126,027)(d)(e)	8.00%	07/18/2021		2,135	2,134,640
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	2.87%	10/04/2024		985	977,558
PAE Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/13/2027		766	771,636
Peraton Corp. Delayed Draw Term Loan(f)	0.00%	02/01/2028		2,815	2,814,727
Second Lien Term Loan(d)(g)	-	02/26/2029		1,098	1,081,465
Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	02/01/2028		1,591	1,599,361
Perspecta, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	2.36%	05/30/2025		491	492,553
Spirit Aerosystems, Inc., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	01/15/2025		1,026	1,036,684
TransDigm, Inc.
Term Loan E (1 mo. USD LIBOR + 2.25%)	2.36%	05/30/2025		4,591	4,540,394
Term Loan F (1 mo. USD LIBOR + 2.25%)	2.36%	12/09/2025		4,045	3,998,157
Term Loan G (1 mo. USD LIBOR + 2.25%)	2.36%	08/22/2024		627	621,239
Vectra Co., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	3.36%	03/08/2025		217	215,245
					28,011,455
Air Transport–3.20%
Avolon TLB Borrower 1 (US) LLC Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	2.50%	01/15/2025		133	132,987
Term Loan B-4 (1 mo. USD LIBOR + 1.50%)	2.25%	02/10/2027		1,015	1,007,491
Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	3.25%	12/01/2027		2,269	2,277,376
Delta Air Lines, Inc., Term Loan B (1 mo. USD LIBOR + 4.75%)	5.75%	05/01/2023		2,951	2,979,047
eTraveli Group Holding AB (Sweden), Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	08/02/2024	EUR	411	470,058
JetBlue Airways Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.25%	07/01/2024		763	787,411
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	06/21/2027		3,202	3,425,964
SkyMiles IP Ltd., Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	10/01/2027		4,015	4,257,431
WestJet Airlines Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 3.00%)	4.00%	12/11/2026		45	44,197
					15,381,962

Automotive–4.46%
American Axle & Manufacturing, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	04/06/2024		735	735,426
Autokiniton US Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 5.75%)(d)	5.86%	05/22/2025		1,270	1,279,592
Belron Finance US LLC, Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	2.46%	10/30/2026		107	106,818
Ford Motor Co., Delayed Draw Term Loan (3 mo. USD LIBOR + 1.25%)	1.87%	12/31/2022		2,691	2,624,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Automotive–(continued)
Garrett Borrowing LLC DIP Term Loan (1 mo. USD LIBOR + 4.50%)(d)(h)	5.50%	03/31/2021		$1,376	$1,379,921
Term Loan A (3 mo. EURIBOR + 2.75%)(h)	2.50%	09/27/2023	EUR	675	812,914
Term Loan B (3 mo. EURIBOR + 3.75%)(h)	3.75%	09/27/2025	EUR	158	190,798
Term Loan B (1 mo. USD LIBOR + 3.50%)(h)	5.75%	09/27/2025		2,473	2,466,993
Goodyear Tire & Rubber Co. (The), Second Lien Term Loan (3 mo. USD LIBOR + 2.00%)	2.13%	03/03/2025		365	361,380
Highline Aftermarket Acquisition LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	10/28/2027		1,532	1,539,394
IAA Spinco, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	2.38%	06/28/2026		751	752,891
Les Schwab Tire Centers, Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	10/26/2027		1,949	1,958,540
Mavis Tire Express Services Corp. Term Loan (3 mo. USD LIBOR + 3.25%)	3.50%	03/20/2025		891	887,154
Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	03/20/2025		702	706,330
Navistar, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	3.62%	11/06/2024		42	42,432
Project Boost Purchaser LLC, Term Loan C (1 mo. USD LIBOR + 4.25%)	5.00%	06/01/2026		253	255,029
Superior Industries International, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	05/22/2024		925	922,907
Tenneco, Inc., Term Loan B (3 mo. USD LIBOR + 3.00%)	3.11%	10/01/2025		904	888,866
TI Group Automotive Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	4.00%	12/31/2024		262	263,560
Truck Hero, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	01/20/2028		715	716,465
Visteon Corp., Term Loan (3 mo. USD LIBOR + 1.75%)	1.94%	03/25/2024		85	84,688
Wand NewCo 3, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	3.11%	02/05/2026		597	593,449
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	11/06/2027		1,906	1,906,328
					21,476,001

Beverage & Tobacco–0.77%
AI Aqua Merger Sub, Inc. First Lien Incremental Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	12/13/2023		1,086	1,086,411
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	12/13/2023		200	201,692
First Lien Incremental Term Loan (1 mo. USD LIBOR + 4.25%)	5.25%	12/13/2023		133	133,608
First Lien Incremental Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	12/13/2023		77	77,531
First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.25%	12/13/2023		1,485	1,488,643
Arctic Glacier U.S.A., Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/20/2024		292	275,427
Arterra Wines Canada, Inc. (Canada), Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	4.25%	11/19/2027		418	420,953
					3,684,265

Building & Development–2.65%
ACProducts, Inc., First Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.50%	08/18/2025		826	847,863
Advanced Drainage Systems, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	2.38%	09/30/2026		370	371,262
American Builders & Contractors Supply Co., Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.11%	01/15/2027		908	905,321
American Residential Services LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.25%	10/07/2027		305	307,230
Apcoa Parking Holdings GmbH (Germany)
Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/20/2024	EUR	942	1,082,104
Term Loan B-2 (3 mo. EURIBOR + 7.25%)	7.25%	03/20/2024	EUR	125	150,486
Armacell (Neptune BidCo S.a.r.l.) (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	02/03/2027	EUR	356	429,448
Brookfield Retail Holdings VII Sub 3 LLC
Term Loan A-2 (3 mo. USD LIBOR + 3.00%)	3.11%	08/28/2023		361	355,186
Term Loan B (3 mo. USD LIBOR + 2.50%)	2.61%	08/27/2025		452	441,462
DiversiTech Holdings, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	06/03/2024		357	358,851
Financiere Persea (Proxiserve) (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	03/26/2026	EUR	170	206,376
Foncia Groupe S.A.S. (France), Term Loan B-3 (3 mo. EURIBOR + 3.25%)	3.25%	09/07/2023	EUR	377	455,352
LBM Holdings LLC Delayed Draw Term Loan(f)	0.00%	12/08/2027		129	128,872
Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/08/2027		578	579,922
Quikrete Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.50%)	2.61%	02/01/2027		853	851,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Building & Development–(continued)
Re/Max LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	3.50%	12/15/2023		$2,268	$2,275,236
Realogy Group LLC, Term Loan (3 mo. USD LIBOR + 2.25%)	3.00%	02/08/2025		14	13,420
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	07/24/2024		925	925,368
White Cap Buyer LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	4.50%	10/31/2027		2,057	2,068,173
					12,753,774
Business Equipment & Services–11.92%
Adevinta ASA (Norway), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	10/22/2027		498	502,532
Asurion LLC, Term Loan B-8 (1 mo. USD LIBOR + 3.25%)	3.36%	12/31/2026		526	525,379
AutoScout24 (Speedster Bidco GmbH) (Germany), Term Loan B (3 mo. EURIBOR + 3.25%)	3.25%	02/14/2027	EUR	790	950,747
AVS Group GmbH (Germany), Term Loan B-2(g)	-	09/10/2026	EUR	210	250,527
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	05/22/2024		927	930,426
Camelot Finance L.P. Incremental Term Loan B (1 mo. USD LIBOR + 3.00%)	4.00%	10/30/2026		1,411	1,418,307
Term Loan (1 mo. USD LIBOR + 3.00%)	3.11%	10/30/2026		1,153	1,153,988
Cast & Crew Payroll LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.86%	02/09/2026		181	179,975
Checkout Holding Corp. PIK Term Loan, 9.50% PIK Rate, 2.00% Cash Rate (Acquired 02/15/2019-11/12/2020; Cost $335,508)(e)(i)	9.50%	08/15/2023		502	179,284
Term Loan (3 mo. USD LIBOR + 7.50%)
(Acquired 02/15/2019-11/12/2020; Cost $335,508)(e)	8.50%	02/15/2023		354	308,371
Ciox, Term Loan (1 mo. USD LIBOR + 5.00%)	6.00%	12/16/2025		973	978,580
Constant Contact, Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	7.62%	02/15/2029		818	804,134
CRCI Longhorn Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	7.36%	08/08/2026		72	70,143
Crossmark Holdings, Inc., Term Loan (3 mo. USD LIBOR + 10.00%) (Acquired 07/26/2019-01/06/2021; Cost $352,255)(e)	11.00%	07/26/2023		354	347,813
Dakota Holding Corp. First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.75%	04/09/2027		2,407	2,425,050
Second Lien Term Loan B (1 mo. USD LIBOR + 8.00%)(d)	9.00%	03/06/2028		678	692,741
Dun & Bradstreet Corp. (The), Term Loan (1 mo. USD LIBOR + 3.25%)	3.36%	02/06/2026		427	428,014
FleetCor Technologies Operating Co. LLC, Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	1.86%	08/02/2024		359	359,391
Garda World Security Corp. (Canada), Term Loan (1 mo. USD LIBOR + 4.75%)	4.99%	10/30/2026		765	768,529
GI Revelation Acquisition LLC
First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	5.11%	04/16/2025		789	787,323
Second Lien Term Loan (3 mo. USD LIBOR + 9.00%)	9.11%	04/16/2026		375	376,834
GlobalLogic Holdings, Inc., Term Loan B-2 (1 mo. USD LIBOR + 3.75%)	4.50%	09/14/2027		518	522,296
Hillman Group, Inc. (The)
Delayed Draw Term Loan(f)	0.00%	02/23/2028		78	77,680
Term Loan B-1(g)	-	02/23/2028		382	382,572
I-Logic Technologies Bidco Ltd. (United Kingdom)
First Lien Term Loan B(g)	-	10/31/2027	EUR	154	187,080
First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	4.50%	02/04/2028		382	384,642
INDIGOCYAN Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.81%	06/23/2024	GBP	865	1,138,962
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 4.00%) (Acquired 06/01/2018; Cost $326,420)(e)	5.00%	11/21/2024		327	328,428
KAR Auction Services, Inc., Term Loan B-6 (1 mo. USD LIBOR + 2.25%)	2.38%	09/15/2026		1,219	1,204,168
Karman Buyer Corp., Term Loan B (1 mo. USD LIBOR + 5.25%)	6.00%	10/31/2027		2,117	2,133,762
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	2.86%	02/05/2027		316	318,214
Monitronics International, Inc. First Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.75%	03/29/2024		5,170	4,909,190
Term Loan (1 mo. USD LIBOR + 5.00%)	6.50%	08/30/2024		3,005	3,017,263
NAS, LLC Revolver Loan(d)(f)	0.00%	06/01/2024		514	505,893
Term Loan(d)	7.50%	06/01/2024		5,081	5,004,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Business Equipment & Services–(continued)
NielsenIQ, Inc.
Term Loan B(g)	-	02/05/2028	EUR	376	$455,353
Term Loan B(g)	-	02/05/2028		$1,293	1,297,289
OCM System One Buyer CTB LLC, Term Loan B(d)(g)	-	02/28/2028		661	664,798
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 1.75%)	1.86%	11/18/2026		1,656	1,650,038
Prime Security Services Borrower LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.50%	09/23/2026		3,600	3,608,159
Prometric Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	01/29/2025		193	188,946
Protect America
Revolver Loan (1 mo. USD LIBOR + 3.00%)(d)	3.12%	09/01/2024		2,256	2,042,506
Revolver Loan(d)(f)	0.00%	09/01/2024		80	72,060
Red Ventures LLC (New Imagitas, Inc.), Term Loan B-3 (1 mo. USD LIBOR + 3.50%)	4.25%	11/08/2024		886	889,313
Spin Holdco, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.25%	11/14/2022		4,020	4,022,294
Sportradar Capital (Switzerland), Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	11/22/2027	EUR	233	282,994
Tech Data Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	3.61%	06/30/2025		1,787	1,802,033
UnitedLex Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(d)	5.99%	03/20/2027		539	539,257
Ventia Deco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	05/21/2026		1,998	2,006,504
Verra Mobility Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.36%	02/28/2025		824	825,341
Virtusa Corp., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	12/09/2027		574	578,324
Wash MultiFamily Acquisition, Inc. First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	05/16/2022		961	961,577
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	05/16/2022		133	132,754
West Corp., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.00%	10/10/2024		834	823,658
					57,396,159
Cable & Satellite Television–2.84%
Altice Financing S.A. (Luxembourg)
Term Loan (3 mo. USD LIBOR + 2.75%)	2.86%	07/15/2025		416	413,221
Term Loan (3 mo. USD LIBOR + 2.75%)	2.86%	01/31/2026		167	165,730
Atlantic Broadband Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	2.11%	01/03/2025		563	561,669
Charter Communications Operating LLC, Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.87%	04/30/2025		11	11,197
CSC Holdings LLC
Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	2.36%	01/15/2026		336	335,270
Term Loan (3 mo. USD LIBOR + 2.25%)	2.36%	07/17/2025		805	803,065
Term Loan (1 mo. USD LIBOR + 2.50%)	2.61%	04/15/2027		224	223,193
Numericable-SFR S.A. (France), Incremental Term Loan B-13 (3 mo. USD LIBOR + 4.00%)	4.20%	08/14/2026		383	383,403
Telenet Financing USD LLC, Term Loan AR (6 mo. USD LIBOR + 2.00%)	2.11%	04/15/2028		426	424,611
UPC Financing Partnership
Term Loan AT (1 mo. USD LIBOR + 2.25%)	2.36%	04/30/2028		256	254,403
Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	3.61%	01/31/2029		1,610	1,615,471
Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	3.61%	01/31/2029		1,610	1,615,471
Virgin Media Bristol LLC (United Kingdom) Term Loan(g)	-	01/15/2029	EUR	229	277,294
Term Loan(g)	-	01/15/2029		1,999	2,004,631
Term Loan N (1 mo. USD LIBOR + 2.50%)	2.61%	01/31/2028		3,539	3,536,406
Ziggo Secured Finance Partnership, Term Loan I (1 mo. USD LIBOR + 2.50%)	2.61%	04/15/2028		1,057	1,052,237
					13,677,272
Chemicals & Plastics–4.79%
Aruba Investments, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	11/24/2027		614	621,742
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.50%	11/24/2028		815	823,990
Ascend Performance Materials Operations LLC, Term Loan	5.50%	08/27/2026		2,411	2,447,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Chemicals & Plastics–(continued)
BASF Construction Chemicals (Germany) Term Loan (3 mo. EURIBOR + 4.50%)	4.50%	08/07/2027	EUR	166	$201,329
Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	07/30/2027	EUR	176	213,238
BCPE Max Dutch Bidco B.V. (Netherlands), Term Loan B(g)	-	10/31/2025	EUR	124	149,591
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.00%	12/01/2027		$738	745,253
Colouroz Investment LLC (Germany)
First Lien Term Loan B-5 (3 mo. EURIBOR + 4.25%)
(Acquired 06/24/2020; Cost $9,277)(e)	3.75%	09/21/2023	EUR	9	10,938
PIK First Lien Term Loan B-2, 0.75% PIK Rate, 5.25% Cash Rate(i)	0.75%	09/21/2023		1,594	1,551,630
PIK First Lien Term Loan B-4, 0.75% PIK Rate, 5.00% Cash Rate
(Acquired 06/09/2020-12/31/2020; Cost $7,498)(e)(i)	0.75%	09/21/2023	EUR	7	8,764
PIK First Lien Term Loan C, 0.75% PIK Rate, 5.25% Cash Rate(i)	0.75%	09/21/2023		254	247,409
PIK First Lien Term Loan, 0.75% PIK Rate, 5.00% Cash Rate
(Acquired 02/04/2021; Cost $373,127)(e)(i)	0.75%	09/21/2023	EUR	222	261,993
PIK Second Lien Term Loan B-2, 5.75% PIK Rate, 5.25% Cash Rate(i)	5.75%	09/05/2022		23	19,572
Emerald Performance Materials LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	5.00%	08/11/2025		244	245,628
Fusion, Term Loan(d)(g)	-	01/07/2026		882	872,936
Gemini HDPE LLC, Term Loan B (1 mo. USD LIBOR + 3.00%)	3.50%	12/11/2027		814	812,953
H.B. Fuller Co., Term Loan (3 mo. USD LIBOR + 2.00%)	2.11%	10/20/2024		36	36,444
Hexion International Holdings B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	06/26/2026	EUR	245	297,452
ICP Group Holdings LLC
First Lien Term Loan(g)	-	01/14/2028		685	686,724
Second Lien Term Loan(g)	-	01/14/2029		146	148,103
Ineos Quattro Holdings Ltd. (United Kingdom), Term Loan B(g)	-	01/21/2026		1,959	1,970,328
Invictus US NewCo LLC
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	3.11%	03/28/2025		886	885,947
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	6.86%	03/30/2026		606	602,028
Kersia International S.A.S. (Belgium), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	11/30/2027	EUR	187	226,840
KPEX Holdings, Inc. Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.00%	01/31/2026		149	135,811
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/31/2025		339	325,800
Lummus Technology (Illuminate Buyer, LLC) , Term Loan B (1 mo. USD LIBOR + 3.50%)	3.62%	06/30/2027		706	707,126
Messer Industries USA, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	2.75%	03/02/2026		2,223	2,226,181
Oxea Corp. Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	10/11/2024	EUR	506	608,418
Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	3.63%	10/14/2024		1,295	1,292,309
Perstorp Holding AB (Sweden) Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	02/26/2026	EUR	147	174,775
Term Loan B (3 mo. USD LIBOR + 4.75%)	5.02%	02/27/2026		406	396,309
Potters Industries LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	4.75%	11/19/2027		433	435,614
PQ Corp. Term Loan B (1 mo. USD LIBOR + 3.00%)	4.00%	02/07/2027		802	806,414
Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	2.46%	02/07/2027		211	210,607
Proampac PG Borrower LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	11/03/2025		338	339,268
Starfruit US Holdco LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	3.11%	10/01/2025		1,118	1,116,397
Univar, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.00%)	2.11%	07/01/2026		218	217,322
					23,080,525

Clothing & Textiles–0.99%
ABG Intermediate Holdings 2 LLC, Incremental Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	09/29/2024		146	147,518
Gloves Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	01/20/2028		564	565,299
International Textile Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	5.25%	05/01/2024		220	207,919
Kontoor Brands, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)(d)	4.36%	05/17/2026		251	251,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Clothing & Textiles–(continued)
Mascot Bidco Oy (Finland) Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	03/30/2026	EUR	724	$865,453
Term Loan B-2 (3 mo. EURIBOR + 6.25%)	6.25%	03/30/2026	EUR	219	265,031
Tumi, Inc. Incremental Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	04/25/2025		$2,411	2,439,274
Term Loan B (3 mo. USD LIBOR + 1.75%)	1.86%	04/25/2025		28	27,501
					4,769,449
Conglomerates–0.36%
APi Group DE, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.86%	10/01/2026		397	399,159
Safe Fleet Holdings LLC First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	02/03/2025		895	883,220
First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.75%)(d)	4.75%	02/03/2025		259	257,959
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	7.75%	02/02/2026		193	174,713
					1,715,051
Containers & Glass Products–3.55%
Berlin Packaging LLC Term Loan (3 mo. USD LIBOR + 3.00%)	3.13%	11/07/2025		79	78,889
Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	3.26%	11/07/2025		648	644,681
Berry Global, Inc., Term Loan Y (1 mo. USD LIBOR + 2.00%)	2.12%	07/01/2026		4,384	4,388,019
Consolidated Container Co. LLC, Term Loan B(g)	-	01/29/2028		1,023	1,022,538
Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.25%)	5.00%	03/29/2024		2,469	2,388,691
Flex Acquisition Co., Inc. Incremental Term Loan B (3 mo. USD LIBOR + 3.00%)	3.24%	06/29/2025		485	482,109
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	12/29/2023		20	19,772
Fort Dearborn Holding Co., Inc. First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/19/2023		515	515,057
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.50%	10/21/2024		166	164,962
Graham Packaging Co., Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	3.75%	07/29/2027		359	360,507
Hoffmaster Group, Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 4.00%)	5.00%	11/21/2023		2,106	1,948,925
Keter Group B.V. (Netherlands)
Term Loan B-1 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	1,131	1,351,699
Term Loan B-3 (3 mo. EURIBOR + 4.25%)	5.25%	10/31/2023	EUR	732	874,740
Klockner Pentaplast of America, Inc. Term Loan B(g)	-	03/01/2026	EUR	313	377,288
Term Loan B(g)	-	03/01/2026		338	338,947
Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/13/2020; Cost $630,312)(e)	9.00%	11/12/2025		697	691,312
Pretium PKG Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/14/2027		601	604,466
Refresco Group N.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 3.25%)	3.25%	03/28/2025	EUR	145	176,164
Reynolds Group Holdings, Inc., Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	3.36%	02/16/2026		482	480,479
Trident TPI Holdings, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.00%	10/17/2024		195	194,763
					17,104,008
Cosmetics & Toiletries–1.38%
Alphabet Holding Co., Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	7.86%	09/26/2025		1,195	1,201,550
Anastasia Parent LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.00%	08/11/2025		466	322,412
Coty, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	2.37%	04/05/2025		3,243	3,146,358
Domtar Personal Care, Term Loan B(d)(g)	-	03/01/2028		852	854,879
KDC/One (Canada), Term Loan (3 mo. EURIBOR + 5.00%)	5.00%	12/22/2025	EUR	107	129,841
Parfums Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	06/30/2024		573	572,277
Rodenstock GmbH (Germany), Term Loan B (3 mo. EURIBOR + 5.25%)	5.25%	06/05/2026	EUR	344	417,772
					6,645,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Drugs–0.60%
Bausch Health Americas, Inc. (Canada) First Lien Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	2.86%	11/27/2025		$1,131	$1,131,940
Term Loan (3 mo. USD LIBOR + 3.00%)	3.11%	06/02/2025		464	465,193
Endo LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.00%	04/29/2024		981	977,410
Grifols Worldwide Operations USA, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	2.09%	11/15/2027		17	16,665
Pharmaceutical Product Development, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	2.75%	01/06/2028		275	276,157
					2,867,365
Ecological Services & Equipment–0.65%
EnergySolutions LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	05/11/2025		689	688,579
GFL Environmental, Inc. (Canada), Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	3.50%	05/30/2025		728	732,415
Patriot Container Corp. First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/20/2025		165	164,543
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	8.75%	03/20/2026		105	97,921
TruGreen L.P., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)(d)	9.25%	11/02/2028		827	858,224
Tunnel Hill Partners L.P., Term Loan (3 mo. USD LIBOR + 3.50%) (Acquired 10/01/2018-10/05/2018; Cost $615,314)(e)	3.61%	02/06/2026		616	603,660
					3,145,342
Electronics & Electrical–12.72%
Applied Systems, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.00%	09/19/2025		58	58,570
Barracuda Networks, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/30/2028		111	113,868
Boxer Parent Co., Inc., Term Loan B(g)	-	10/02/2025	EUR	186	224,466
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	04/18/2025		350	352,408
Cambium Learning Group, Inc., Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.75%	12/18/2025		593	595,384
CDK International (Concorde Lux) (Luxembourg), Term Loan B(g)	-	02/19/2028	EUR	162	195,588
Clodera, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.50%)(d)	3.25%	12/20/2027		505	507,217
CommerceHub, Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	01/01/2028		725	730,198
CommScope, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	3.36%	04/06/2026		515	515,229
Dedalus Finance GmbH (Germany), Term Loan (3 mo. EURIBOR + 4.50%)	4.50%	07/16/2027	EUR	249	301,968
Delta Topco, Inc.
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	12/01/2027		2,209	2,223,464
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.00%	12/01/2028		358	367,913
Devoteam (Castillon S.A.S. - Bidco) (France)
Term Loan B-1 (3 mo. EURIBOR + 4.50%)	4.50%	10/09/2027	EUR	172	207,930
Term Loan B-2(g)	-	10/09/2027	EUR	48	58,065
Diebold Nixdorf, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	3.00%	11/06/2023		1,236	1,217,338
E2Open LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.00%	02/04/2028		723	725,450
Energizer Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	2.75%	12/22/2027		973	975,888
ETA Australia Holdings III Pty. Ltd. (Australia), First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	05/06/2026		910	907,578
Finastra USA, Inc. (United Kingdom), First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	06/13/2024		477	473,324
Forcepoint, Term Loan B (1 mo. USD LIBOR + 4.50%)	4.71%	02/01/2028		701	701,700
Go Daddy Operating Co. LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	2.61%	08/12/2027		2,201	2,206,774
Hyland Software, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	7.75%	07/07/2025		206	208,121
IGT Holding IV AB (Sweden), Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	4.25%	07/29/2024		1,040	1,028,166
Imperva, Inc. Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	8.75%	01/11/2027		562	552,217
Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	01/10/2026		618	620,533
Infinite Electronics Second Lien Term Loan(g)	-	02/24/2029		229	230,378
Term Loan B(g)	-	02/24/2028		596	597,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
ION Corp. Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	10/02/2025	EUR	677	$821,947
Term Loan (1 mo. USD LIBOR + 4.25%)	4.52%	10/02/2025		$397	398,309
Liftoff Mobile, Inc., Term Loan B(g)	-	02/17/2028		556	555,804
LogMeIn, Term Loan B (1 mo. USD LIBOR + 4.75%)	4.87%	08/28/2027		3,704	3,708,365
Marcel Bidco LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)(d)	4.75%	12/31/2027		415	417,806
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	05/08/2025		1,822	1,826,901
Micro Holding L.P., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	09/13/2024		1,352	1,358,226
Mirion Technologies, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	4.27%	03/06/2026		461	463,032
MTS Systems Corp., Term Loan B (3 mo. USD LIBOR + 3.25%)	4.00%	07/05/2023		241	240,999
Natel Engineering Co., Inc., Term Loan (3 mo. USD LIBOR + 5.00%)	6.00%	04/29/2026		1,833	1,749,344
NCR Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.72%	08/28/2026		1,516	1,507,891
Neustar, Inc. Term Loan B-4 (3 mo. USD LIBOR + 3.50%)	4.50%	08/08/2024		1,661	1,606,014
Term Loan B-5 (3 mo. USD LIBOR + 4.50%)	5.50%	08/08/2024		565	551,754
Oberthur Technologies of America Corp., Term Loan B (3 mo. EURIBOR + 3.75%)
(Acquired 01/16/2020; Cost $1,110,664)(e)	3.75%	01/10/2024	EUR	1,000	1,204,415
Open Text Corp. (Canada), Term Loan (3 mo. USD LIBOR + 1.75%)	1.86%	05/30/2025		48	47,900
Optiv, Inc.
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.25%	01/31/2025		417	354,296
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	02/01/2024		3,000	2,873,173
Project Accelerate Parent LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	01/02/2025		1,213	1,164,720
Project Leopard Holdings, Inc.
Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	07/07/2023		1,573	1,582,597
Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	07/07/2023		395	396,317
Quest Software US Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.46%	05/16/2025		3,543	3,557,315
RealPage, Inc., Term Loan B(g)	-	02/15/2028		1,942	1,946,619
Renaissance Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	7.11%	05/29/2026		359	359,105
Resideo Funding, Inc., Term Loan B(g)	-	02/08/2028		370	369,944
Riverbed Technology, Inc. First Lien Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	12/31/2025		3,345	3,259,133
PIK Second Lien Term Loan, 4.50% PIK Rate, 7.50% Cash Rate(i)	4.50%	12/31/2026		1,329	1,081,868
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	04/24/2022		132	129,880
Sandvine Corp. First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	4.61%	10/31/2025		1,426	1,408,606
Second Lien Term Loan	8.11%	11/02/2026		180	165,840
SkillSoft Corp., Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	04/27/2025		1,682	1,681,661
SmartBear (AQA Acquisition Holdings, Inc), Term Loan B (1 mo. USD LIBOR + 4.25%)(d)	4.75%	12/01/2027		512	514,299
Sophos (Surf Holdings LLC) (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	3.73%	03/05/2027		192	191,511
SS&C Technologies, Inc.
Term Loan B-3 (3 mo. USD LIBOR + 1.75%)	1.86%	04/16/2025		338	337,178
Term Loan B-4 (3 mo. USD LIBOR + 1.75%)	1.86%	04/16/2025		257	256,754
Term Loan B-5 (3 mo. USD LIBOR + 1.75%)	1.86%	04/16/2025		1,261	1,259,420
Sybil Software LLC, Term Loan (3 mo. USD LIBOR + 2.25%)	3.25%	09/29/2023		257	258,042
TIBCO Software, Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	3.87%	06/30/2026		203	203,202
Ultimate Software Group, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	3.86%	05/04/2026		1,914	1,924,809
Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	4.00%	05/01/2026		375	378,260
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	05/10/2027		68	70,167
Veritas US, Inc., Term Loan B-1 (3 mo. EURIBOR + 5.50%)	6.50%	08/13/2025	EUR	203	247,033
WebPros, Term Loan (1 mo. USD LIBOR + 5.25%)(d)	5.75%	02/18/2027		994	1,003,891
Weld North Education LLC, Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	12/17/2027		674	676,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Electronics & Electrical–(continued)
Xperi Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	4.11%	06/02/2025		$239	$240,812
					61,249,090
Financial Intermediaries–1.48%
Alter Domus (Participations S.a.r.l.) (Luxembourg) Term Loan B(g)	-	02/28/2028	EUR	162	196,048
Term Loan B(g)	-	02/28/2028		378	379,694
Citadel Advisors Holdings L.P., Term Loan B (1 mo. USD LIBOR + 2.50%)	2.62%	02/15/2028		262	260,566
Edelman Financial Center LLC (The), First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	3.11%	07/19/2025		69	68,161
Evergood 4 APS (Denmark), Term Loan B-2 (3 mo. EURIBOR + 3.75%)	3.75%	02/06/2025	EUR	321	388,451
Everi Payments, Inc., Term Loan B (1 mo. USD LIBOR + 10.50%)(d)	11.50%	05/09/2024		97	102,749
LPL Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.87%	11/12/2026		229	228,268
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	06/30/2023		2,922	2,927,896
SGG Holdings S.A. (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	674	813,198
Stiphout Finance LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/26/2025		176	176,722
Tegra118 Wealth Solutions, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	4.94%	02/10/2027		465	467,608
Washington Prime Group L.P. Revolver Loan(f)	0.00%	12/30/2021		929	859,731
Term Loan(g)	-	12/30/2022		260	240,725
					7,109,817
Food Products–3.53%
Arnott’s (Snacking Investments US LLC), Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	12/18/2026		873	880,094
Biscuit International S.A.S. (France), First Lien Term Loan (3 mo. EURIBOR + 4.00%)	4.00%	02/07/2027	EUR	231	276,077
BrightPet Delayed Draw Term Loan(d)(f)	0.00%	10/05/2026		671	657,917
Revolver Loan(d)(f)	0.00%	10/05/2026		336	328,959
Term Loan B(d)	7.25%	10/05/2026		2,350	2,302,710
CSM Bakery Supplies LLC, First Lien Term Loan (1 mo. USD LIBOR + 6.25%)	7.25%	01/04/2022		1,901	1,891,962
Froneri International PLC (United Kingdom)
Second Lien Term Loan (3 mo. EURIBOR + 5.75%)	5.75%	01/28/2028	EUR	62	75,773
Second Lien Term Loan (1 mo. USD LIBOR + 5.75%)	5.86%	01/29/2028		441	448,604
H-Food Holdings LLC
Incremental Term Loan B-3 (1 mo. USD LIBOR + 5.00%)	6.00%	05/23/2025		170	172,021
Term Loan (3 mo. USD LIBOR + 3.69%)	3.80%	05/23/2025		2,162	2,155,117
JBS USA Lux S.A., Term Loan (1 mo. USD LIBOR + 2.00%)	2.11%	05/01/2026		5,588	5,586,120
Shearer’s Foods LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	09/15/2027		1,467	1,476,071
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	8.75%	09/15/2028		231	231,535
Sigma Bidco B.V. (Netherlands), Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	07/02/2025	EUR	427	511,576
					16,994,536
Food Service–3.28%
Carlisle FoodService Products, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	03/20/2025		401	386,293
Euro Garages (Netherlands)
Term Loan (3 mo. USD LIBOR + 4.00%)	4.25%	02/06/2025		38	38,073
Term Loan B (3 mo. USD LIBOR + 4.00%)	4.25%	02/06/2025		443	442,501
Term Loan B (3 mo. GBP LIBOR + 4.75%)	4.77%	02/07/2025	GBP	370	512,533
Houston Foods, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	3.86%	07/20/2025		736	730,803
IRB Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/01/2027		1,004	1,008,851
New Red Finance, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.86%	11/19/2026		10,138	10,054,748
NPC International, Inc., Second Lien Term Loan(h)(j)	0.00%	04/18/2025		240	4,791
US Foods, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	1.86%	06/27/2023		1,587	1,577,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Food Service–(continued)
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	5.50%	11/29/2024		$1,008	$1,011,633
					15,767,318
Forest Products–0.11%
Royal Oak Enterprises LLC, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	12/10/2027		509	512,056
Health Care–4.63%
AI Sirona (Luxembourg) Acquisition S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	09/30/2025	EUR	432	522,137
athenahealth, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)	4.45%	02/11/2026		1,023	1,030,965
Curium BidCo S.a.r.l. (Luxembourg), Term Loan (1 mo. USD LIBOR + 4.25%)(d)	5.00%	12/02/2027		738	734,805
Dentalcorp Perfect Smile ULC (Canada) First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	4.75%	06/06/2025		24	23,859
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	8.50%	06/08/2026		655	655,298
Diaverum Holding S.a.r.l. (Sweden), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	06/08/2024	EUR	199	239,888
Domus Vi (France), Term Loan (3 mo. EURIBOR + 3.75%)	3.75%	10/31/2026	EUR	105	127,705
Explorer Holdings, Inc. First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.50%	02/04/2027		503	506,398
Incremental Term Loan(g)	-	02/04/2027		534	537,008
EyeCare Partners LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	3.86%	02/05/2027		68	67,010
Gainwell Holding Corp. Term Loan B(g)	-	10/01/2027		1,274	1,272,175
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	10/01/2027		1,116	1,115,508
Global Healthcare Exchange LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	06/28/2024		29	28,629
Global Medical Response, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/02/2025		1,492	1,496,315
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	10/27/2022		82	81,822
HC Group Holdings III, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	3.86%	08/06/2026		1,196	1,198,665
Inovie Group Bidco (Labosud) (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	12/08/2027	EUR	376	455,569
IQVIA, Inc. Incremental Term Loan B-2 (3 mo. USD LIBOR + 1.75%)	1.86%	01/17/2025		87	87,334
Incremental Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	2.00%	06/11/2025		18	17,940
Term Loan B-1 (3 mo. USD LIBOR + 1.75%)	1.86%	03/07/2024		53	52,976
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	918	1,066,228
MedAssets Sotware Intermediate Holdings, Inc., First Lien Term Loan(g)	-	01/28/2028		828	831,386
Nemera (Financiere N BidCo) (France), Incremental Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/22/2026	EUR	80	96,175
Neuraxpharm (Cerebro BidCo/Blitz F20-80 GmbH) (Germany)
Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	10/29/2027	EUR	138	168,473
Term Loan B-2 (3 mo. EURIBOR + 4.25%)	4.25%	10/29/2027	EUR	80	97,317
Nidda Healthcare Holding AG (Germany), Term Loan F (3 mo. GBP LIBOR + 4.50%)	4.56%	08/21/2026	GBP	172	239,561
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	3.36%	06/30/2025		138	138,821
Packaging Coordinators Midco, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	11/30/2027		883	887,842
Prophylaxis B.V. (Netherlands)
PIK Term Loan B, 9.75% PIK Rate, 0.50% Cash Rate(d)(i)	9.75%	06/30/2025	EUR	392	477,763
Term Loan A (3 mo. EURIBOR + 4.50%)(d)	4.50%	06/30/2025	EUR	1,020	1,221,872
Revint Intermediate II LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	5.75%	10/08/2027		1,782	1,796,810
Sunshine Luxembourg VII S.a.r.l. (Switzerland), Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	07/23/2026		167	167,637
Surgery Center Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	09/02/2024		5	5,053
Synlab Bondco PLC (United Kingdom), Term Loan B-4 (3 mo. EURIBOR + 3.75%)	3.25%	11/27/2027	EUR	129	156,528
Terveys-ja hoivapalvelut Suomi Oy (Finland), Second Lien Term Loan (3 mo. EURIBOR + 7.25%)	7.25%	07/19/2026	EUR	333	402,139
Unified Womens Healthcare, L.P., Term Loan B (1 mo. USD LIBOR + 4.25%)	5.00%	12/17/2027		923	929,514
Unilabs Diagnostics AB (Sweden), Revolver Loan(d)(f)	0.00%	04/01/2021	EUR	768	921,313
Upstream Newco, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	4.61%	10/22/2026		298	299,635

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Health Care–(continued)
Verscend Holding Corp. Term Loan B (3 mo. USD LIBOR + 4.50%)	4.61%	08/27/2025		$322	$324,625
Term Loan B-1(g)	-	08/07/2025		413	415,736
Waystar, Incremental Term Loan (1 mo. USD LIBOR + 4.00%)(d)	4.75%	10/20/2026		602	604,942
Women’s Care Holdings, Inc. LLC
First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	5.25%	01/15/2028		548	550,134
Second Lien Term Loan (1 mo. USD LIBOR + 8.25%)	9.00%	01/15/2029		235	235,171
WP CityMD Bidco LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/13/2026		9	9,019
					22,295,700
Home Furnishings–1.53%
Hayward Industries, Inc., First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	08/04/2026		99	99,012
Hilding Anders AB (Sweden), PIK Term Loan B, 0.75% PIK Rate, 5.00% Cash Rate(i)	0.75%	11/29/2024	EUR	390	357,530
Mattress Holding Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.25%	11/24/2027		1,346	1,371,988
Serta Simmons Bedding LLC First Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		725	735,340
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.50%	08/10/2023		1,816	1,718,147
SIWF Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	4.36%	06/15/2025		190	190,352
TGP Holdings III LLC First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	09/25/2024		1,477	1,482,427
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.50%	09/25/2025		330	326,643
Webster-Stephen Products LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.00%	10/20/2027		1,066	1,071,564
					7,353,003
Industrial Equipment–2.47%
Alliance Laundry Systems LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/30/2027		96	96,869
Alpha AB Bidco B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	07/30/2025	EUR	359	432,656
Altra Industrial Motion Corp., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.11%	10/01/2025		15	14,938
CIRCOR International, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.25%	12/11/2024		200	198,321
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)	3.50%	01/31/2024		17	17,015
Crosby US Acquisition Corp., Term Loan B (3 mo. USD LIBOR + 4.75%)	4.86%	06/27/2026		413	411,848
Delachaux Group S.A. (France), Term Loan B-2 (3 mo. USD LIBOR + 4.50%)	4.74%	04/16/2026		339	338,190
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	12/16/2027		674	675,726
Engineered Machinery Holdings, Inc. First Lien Incremental Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	07/19/2024		56	55,797
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.00%	07/19/2024		271	271,187
Filtration Group Corp., Term Loan A (1 mo. USD LIBOR + 3.75%)	4.50%	03/29/2025		127	127,829
Gardner Denver, Inc. Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	2.86%	03/01/2027		135	135,157
Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	1.86%	03/31/2027		285	285,140
Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	1.86%	03/01/2027		1,792	1,791,733
Hamilton Holdco LLC, Term Loan (3 mo. USD LIBOR + 2.00%)(d)	2.26%	01/02/2027		115	114,371
Kantar (United Kingdom)
Term Loan B (1 mo. USD LIBOR + 4.75%)	4.98%	11/26/2026		997	998,109
Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	12/04/2026	EUR	700	849,893
MX Holdings US, Inc., Term Loan B-1-C	3.50%	07/31/2025		266	266,515
New VAC US LLC, Term Loan B (3 mo. USD LIBOR + 4.00%)(d)	5.00%	03/08/2025		417	341,590
Robertshaw US Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.00%	02/28/2026		388	338,852
S2P Acquisiton Borrower, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	08/14/2026		775	777,590
Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany), Term Loan B (1 mo. USD LIBOR + 4.25%)	4.48%	07/30/2027		3,338	3,371,204
					11,910,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Insurance–0.70%
Acrisure LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	3.61%	01/31/2027		$1,231	$1,225,466
Alliant Holdings Intermediate LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	4.25%	10/15/2027		171	171,979
AmWINS Group LLC, Term Loan(g)	-	02/17/2028		349	349,704
Ryan Specialty Group LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	09/01/2027		1,113	1,118,562
Sedgwick Claims Management Services, Inc.
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	08/08/2026		129	129,569
Term Loan (3 mo. USD LIBOR + 3.25%)	3.36%	12/31/2025		148	146,895
USI, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.25%	12/02/2026		253	251,654
					3,393,829
Leisure Goods, Activities & Movies–4.55%
Alpha Topco Ltd. (United Kingdom), Term Loan B (3 mo. USD LIBOR + 2.50%)	3.50%	02/01/2024		3,510	3,503,733
AMC Entertainment, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.25%	04/22/2026		1,088	938,400
Crown Finance US, Inc.
Term Loan(g)	-	05/23/2024		532	680,606
Term Loan(g)	-	02/28/2025	EUR	122	126,571
Term Loan (1 mo. USD LIBOR + 2.50%)	2.72%	02/28/2025		360	313,359
Term Loan (1 mo. USD LIBOR + 2.75%)	2.97%	09/20/2026		1,832	1,573,634
CWGS Group LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	3.50%	11/08/2023		584	584,030
Dorna Sports S.L. (Spain)
Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	3.76%	04/12/2024		1,424	1,404,876
Term Loan B-2 (3 mo. EURIBOR + 3.25%)	3.25%	05/03/2024	EUR	116	139,370
Fitness International LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)	4.25%	04/18/2025		284	257,734
HNVR Holdco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	09/12/2025	EUR	1,882	2,074,405
Invictus Media S.L.U. (Spain)
Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/26/2025	EUR	455	516,904
Term Loan B-2 (3 mo. EURIBOR + 4.75%)	4.75%	06/26/2025	EUR	273	310,224
Lakeland Tours LLC
PIK Term Loan, 13.25% PIK Rate(i)	13.25%	09/30/2027		250	96,781
PIK Term Loan, 6.00% PIK Rate, 2.75% Cash Rate(i)	6.00%	09/25/2025		199	181,072
PIK Term Loan, 6.00% PIK Rate, 2.75% Cash Rate(i)	6.00%	09/30/2025		250	171,523
PIK Term Loan, 6.00% PIK Rate, 7.25% Cash Rate(i)	6.00%	09/25/2023		115	115,550
Live Nation Entertainment, Inc., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	1.88%	10/19/2026		97	94,861
Markermeer Finance B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.50%	01/25/2027	EUR	620	742,420
Merlin (Motion Finco S.a.r.l. and LLC) (United Kingdom)
Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	10/16/2026	EUR	333	392,363
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	3.50%	11/12/2026		294	286,180
Term Loan B-2 (1 mo. USD LIBOR + 3.25%)	3.50%	11/12/2026		39	37,612
Parques Reunidos (Spain) Incremental Term Loan B-2 (3 mo. EURIBOR + 7.50%)	7.50%	09/16/2026	EUR	580	696,376
Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	09/27/2026	EUR	1,533	1,751,890
Sabre GLBL, Inc. Term Loan B (3 mo. USD LIBOR + 2.00%)	2.11%	02/22/2024		57	55,937
Term Loan B (1 mo. USD LIBOR + 4.00%)	4.75%	12/31/2027		353	358,103
Seaworld Parks & Entertainment, Inc., Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	3.75%	04/01/2024		884	873,355
Six Flage Theme Parks, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.87%	04/17/2026		229	224,633
UFC Holdings LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	3.75%	04/29/2026		220	220,652
USF S&H Holdco LLC Term Loan A (1 mo. USD LIBOR + 15.00%)(d)	15.00%	06/30/2025		99	99,153
Term Loan A(d)(f)	0.00%	06/30/2025		171	171,262
Term Loan B(d)	3.23%	06/30/2025		1,715	1,715,445
Vue International Bidco PLC (United Kingdom), Term Loan B-1 (3 mo. EURIBOR + 4.75%)	4.75%	06/21/2026	EUR	1,063	1,171,538
					21,880,552

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Lodging & Casinos–3.65%
Aimbridge Acquisition Co., Inc. Incremental Term Loan (1 mo. USD LIBOR + 6.00%)	6.75%	02/01/2026		$963	$969,837
Term Loan (1 mo. USD LIBOR + 3.75%)	3.86%	02/01/2026		505	487,246
Aristocrat Technologies, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/19/2024		886	893,482
B&B Hotels S.A.S. (France) Second Lien Term Loan B (3 mo. EURIBOR + 8.50%)	8.50%	07/31/2027	EUR	387	437,688
Term Loan B-3-A (3 mo. EURIBOR + 3.88%)	3.88%	07/31/2026	EUR	1,841	2,100,539
Bally’s Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.00%	05/10/2026		743	737,905
Caesars Resort Collection LLC Incremental Term Loan (1 mo. USD LIBOR + 4.50%)	4.61%	06/30/2025		686	689,253
Term Loan B (3 mo. USD LIBOR + 2.75%)	2.86%	12/23/2024		4,026	3,998,075
CityCenter Holdings LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	3.00%	04/18/2024		1,090	1,083,476
ESH Hospitality, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	2.11%	09/18/2026		778	774,652
Four Seasons Hotels Ltd. (Canada), First Lien Term Loan (3 mo. USD LIBOR + 2.00%)	2.11%	11/30/2023		58	57,758
Hilton Worldwide Finance LLC, Term Loan B-2 (3 mo. USD LIBOR + 1.75%)	1.87%	06/22/2026		294	294,116
PCI Gaming Authority, Term Loan B (3 mo. USD LIBOR + 2.50%)	2.61%	05/29/2026		767	766,995
RHP Hotel Properties L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.12%	05/11/2024		117	116,298
Scientific Games International, Inc., Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.86%	08/14/2024		57	55,766
Stars Group (US) Co-Borrower LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	3.75%	07/10/2025		1,977	1,987,559
Station Casinos LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	2.50%	02/08/2027		1,829	1,811,994
VICI Properties 1 LLC, Term Loan B (3 mo. USD LIBOR + 1.75%)	1.86%	12/20/2024		311	309,825
Wyndham Hotels & Resorts, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	1.86%	05/30/2025		15	14,608
					17,587,072
Nonferrous Metals & Minerals–0.73%
American Rock Salt Co. LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	4.50%	03/21/2025		581	583,489
Covia Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	07/31/2026		643	619,350
Form Technologies LLC Term Loan (1 mo. USD LIBOR + 5.00%)(d)	6.00%	07/19/2025		994	998,880
Term Loan(d)(g)	-	10/27/2025		407	412,166
Kissner Group, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.50%	03/01/2027		884	886,374
					3,500,259
Oil & Gas–4.19%
Brazos Delaware II LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	4.11%	05/21/2025		1,522	1,409,359
Centurion Pipeline Co. LLC Term Loan (3 mo. USD LIBOR + 3.25%)	3.36%	09/29/2025		327	327,117
Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	4.11%	09/29/2025		431	431,525
Crestwood Holdings LLC, Term Loan (3 mo. USD LIBOR + 7.50%)	7.62%	03/06/2023		1,936	1,743,810
Encino Acquisition Partners Holdings LLC, Second Lien Term Loan (3 mo. USD LIBOR + 6.75%)	7.75%	10/29/2025		1,136	1,062,310
Fieldwood Energy LLC DIP Delayed Draw Term Loan (1 mo. USD LIBOR + 8.75%) (Acquired 07/30/2020; Cost $1,372,680)(e)	9.75%	08/04/2021		139	144,118
DIP Delayed Draw Term Loan
(Acquired 07/30/2020; Cost $1,372,680)(e)(f)	0.00%	08/04/2021		1,297	1,297,056
First Lien Term Loan
(Acquired 04/11/2018-07/31/2020; Cost $4,161,279)(e)(j)	0.00%	04/11/2022		9,313	2,809,566
Second Lien Term Loan
(Acquired 06/01/2018-03/19/2019; Cost $2,629,418)(e)(j)	0.00%	04/11/2023		2,764	6,634
Glass Mountain Pipeline Holdings LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/23/2024		888	377,289
HGIM Corp., Term Loan (3 mo. USD LIBOR + 6.00%)	7.00%	07/02/2023		1,185	692,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Oil & Gas–(continued)
McDermott International Ltd. LOC	4.12%	06/30/2024		$999	$873,704
LOC(f)	0.00%	06/30/2024		2,136	1,933,180
Term Loan (1 mo. USD LIBOR + 3.00%)(d)	3.11%	06/30/2024		92	73,755
Term Loan (1 mo. USD LIBOR + 1.00%)	1.11%	06/30/2025		498	329,103
Navitas Midstream Midland Basin LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	12/13/2024		1,155	1,152,346
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 7.50%)(d)	8.50%	07/31/2022		1,501	1,493,676
Paragon Offshore Finance Co. (Cayman Islands), Term Loan(d)(h)(j)	0.00%	07/16/2021		10	0
Petroleum GEO-Services ASA (Norway) Revolver Loan(d)(f)	0.00%	09/18/2023		1,525	1,171,224
Term Loan (1 mo. USD LIBOR + 7.50%)	7.76%	03/19/2024		2,568	2,090,778
Prairie ECI Acquiror L.P., Term Loan (3 mo. USD LIBOR + 4.75%)	4.86%	03/11/2026		292	287,333
Seadrill Operating L.P., PIK Term Loan, 13.00% PIK Rate (Acquired 07/30/2020-10/30/2020; Cost $337,005)(d)(e)(i)	13.00%	03/31/2021		356	384,634
Southcross Energy Partners L.P., Revolver Loan(d)(f)	0.00%	01/31/2025		79	77,275
					20,168,656
Publishing–2.14%
Adtalem Global Education, Inc., Term Loan B (3 mo. USD LIBOR + 3.00%)	3.11%	04/11/2025		115	114,589
Ascend Learning LLC, Incremental Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	07/12/2024		260	261,462
Cengage Learning, Inc., Term Loan B (3 mo. USD LIBOR + 4.25%)	5.25%	06/07/2023		4,414	4,360,687
Clear Channel Worldwide Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	3.71%	08/21/2026		3,423	3,338,697
Nielsen Finance LLC Term Loan B-4 (3 mo. USD LIBOR + 2.00%)	2.12%	10/04/2023		77	76,440
Term Loan B-5 (1 mo. USD LIBOR + 3.75%)	4.75%	06/30/2025		2,140	2,166,196
					10,318,071
Radio & Television–1.18%
E.W. Scripps Co. (The), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	12/15/2027		1,138	1,141,953
Gray Television, Inc., Term Loan C (3 mo. USD LIBOR + 2.50%)	2.62%	01/02/2026		18	18,028
Nexstar Broadcasting, Inc. Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	2.36%	01/17/2024		417	417,709
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	2.87%	09/18/2026		2,515	2,522,714
Sinclair Television Group, Inc. Term Loan B (3 mo. USD LIBOR + 2.25%)	2.37%	01/03/2024		16	15,542
Term Loan B-2-B (1 mo. USD LIBOR + 2.50%)	2.62%	09/30/2026		1,562	1,560,084
					5,676,030
Retailers (except Food & Drug)–3.52%
Bass Pro Group LLC, Term Loan B (g)	-	02/26/2028		2,950	2,935,209
Claire’s Stores, Inc., Term Loan B (1 mo. USD LIBOR + 6.50%)	6.61%	12/18/2026		343	327,208
CNT Holdings I Corp. (1-800 Contacts) First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	4.50%	10/16/2027		1,727	1,737,519
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	7.50%	10/16/2028		402	411,367
Harbor Freight Tools USA, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.00%	10/15/2027		592	595,750
Kirk Beauty One GmbH (Germany) Term Loan B-1 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	342	406,788
Term Loan B-2 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	162	192,250
Term Loan B-3 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	556	660,553
Term Loan B-4 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	356	423,446
Term Loan B-5 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	84	99,301
Term Loan B-6 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	272	323,837
Term Loan B-7 (3 mo. EURIBOR + 3.50%)	3.50%	08/12/2022	EUR	257	305,957

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)		Value
Retailers (except Food & Drug)–(continued)
Petco Animal Supplies, Inc. First Lien Term Loan(g)	-	02/25/2028		$1,224	$1,224,704
Term Loan (3 mo. USD LIBOR + 3.25%)	4.25%	01/26/2023		2,291	2,292,995
PetSmart, Inc., First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	4.50%	01/28/2028		4,163	4,197,519
Rent-A-Center, Inc., Term Loan B(d)(g)	-	01/17/2028		809	816,382
					16,950,785
Surface Transport–0.29%
American Trailer World Corp., Term Loan B (d)(g)	-	02/28/2028		503	501,890
Odyssey Logistics & Technology Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.00%	10/12/2024		396	391,876
PODS LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.75%)	3.75%	12/06/2024		139	140,002
XPO Logistics, Inc. Term Loan B (3 mo. USD LIBOR + 2.00%)	2.11%	02/24/2025		207	207,808
Term Loan B-1	2.61%	02/24/2025		176	176,150
					1,417,726
Telecommunications–7.05%
Avaya, Inc., Term Loan B-2 (g)	-	12/15/2027		264	265,766
Cablevision Lightpath LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	3.75%	11/30/2027		34	34,390
CCI Buyer, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	4.75%	12/13/2027		1,422	1,433,997
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	2.36%	03/15/2027		2,611	2,606,908
Colorado Buyer, Inc. First Lien Incremental Term Loan	5.00%	05/01/2024		1,206	1,194,102
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	05/01/2024		7	6,895
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/18/2027		2,305	2,322,782
Eagle Broadband Investments LLC (Mega Broadband), Term Loan B (1 mo. USD LIBOR + 3.00%)	3.75%	10/29/2027		166	166,649
Frontier Communications Corp., DIP Term Loan (1 mo. USD LIBOR + 4.75%)	5.75%	10/08/2021		1,147	1,159,998
GCI Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.50%	10/15/2025	624	628,025
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	3.75%	05/16/2024		404	405,501
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. USD LIBOR + 3.50%)	4.50%	12/12/2026		1,463	1,470,711
Intelsat Jackson Holdings S.A. (Luxembourg) DIP Term Loan (1 mo. USD LIBOR + 5.50%)(h)	6.50%	07/13/2021		822	837,701
Term Loan B-3 (1 mo. USD LIBOR + 5.75%)(h)	8.00%	11/27/2023		4,791	4,879,120
Term Loan B-5(h)	8.63%	01/02/2024		1,409	1,441,446
Iridium Satellite LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.75%	11/04/2026		217	218,600
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	1.86%	03/01/2027		1,248	1,245,932
Masmovil (Lorca Finco PLC) (Spain), Term Loan B (6 mo. EURIBOR + 4.25%)	4.25%	07/02/2027	EUR	653	795,314
Midcontinent Communications, Term Loan (3 mo. USD LIBOR + 1.75%)	1.86%	08/15/2026		14	13,977
MLN US HoldCo LLC First Lien Term Loan B (3 mo. USD LIBOR + 4.50%)	4.61%	11/30/2025		2,002	1,876,958
Second Lien Term Loan B (3 mo. USD LIBOR + 8.75%)	8.86%	11/30/2026		1,024	572,001
MTN Infrastructure TopCo, Inc. Incremental Term Loan (1 mo. USD LIBOR + 4.00%)	5.00%	11/17/2024		178	178,944
Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	11/15/2024		771	772,029
Project Jerico (France), Term Loan B (3 mo. EURIBOR + 4.25%)	4.25%	11/22/2026	EUR	309	373,140
Radiate Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.25%	09/10/2026		76	76,053
SBA Senior Finance II LLC, Term Loan (3 mo. USD LIBOR + 1.75%)	1.87%	04/11/2025		155	154,863
Telesat LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.75%)	2.87%	12/07/2026		4,694	4,657,578
U.S. TelePacific Corp., Term Loan (3 mo. USD LIBOR + 5.50%)	6.50%	05/02/2023		2,726	2,536,635
Windstream Services LLC, Term Loan B (1 mo. USD LIBOR + 6.25%)	7.25%	09/21/2027		1,539	1,548,040
Zayo Group LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	3.11%	03/09/2027		57	57,153
					33,931,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Utilities–4.56%
AI Alpine US Bidco, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	3.23%	10/25/2025	$11	$10,649
APLP Holdings L.P. (Canada), Term Loan B (1 mo. USD LIBOR + 2.50%)	3.50%	04/19/2025	92	92,145
Aria Energy Operating LLC, Term Loan (3 mo. USD LIBOR + 4.50%)	5.50%	05/27/2022	641	636,240
Brookfield WEC Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.25%	08/01/2025	342	341,682
Calpine Construction Finance Co. L.P., Term Loan B (3 mo. USD LIBOR + 2.00%)	2.11%	01/15/2025	9	9,568
Calpine Corp. Term Loan (3 mo. USD LIBOR + 2.00%)	2.12%	04/05/2026	5,524	5,498,260
Term Loan (1 mo. USD LIBOR + 2.50%)	2.62%	12/16/2027	2,589	2,588,317
Term Loan (3 mo. USD LIBOR + 2.00%)	2.11%	08/12/2026	1,760	1,752,641
Eastern Power LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/02/2025	667	634,843
ExGen Renewables IV LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	3.75%	12/15/2027	364	366,486
Granite Generation LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.75%	10/31/2026	2,355	2,362,803
Heritage Power LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.00%	07/30/2026	1,702	1,639,072
KAMC Holdings, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	4.19%	08/14/2026	603	576,931
Lightstone Holdco LLC Term Loan B (3 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024	2,643	2,285,781
Term Loan C (3 mo. USD LIBOR + 3.75%)	4.75%	01/30/2024	149	128,922
Nautilus Power LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	5.25%	05/16/2024	1,337	1,330,614
Pike Corp. Incremental Term Loan B(g)	-	01/15/2028	555	556,247
Term Loan B	4.10%	07/24/2026	142	142,786
Revere Power LLC Term Loan B (3 mo. USD LIBOR + 4.25%)	4.36%	03/27/2026	736	710,353
Term Loan C (3 mo. USD LIBOR + 4.25%)	4.36%	03/27/2026	80	76,851
USIC Holding, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.00%	12/08/2023	211	210,836
				21,952,027
Total Variable Rate Senior Loan Interests (Cost $515,108,185)				511,675,982
U.S. Dollar Denominated Bonds & Notes–8.27%
Aerospace & Defense–0.76%
Spirit AeroSystems, Inc.(k)	5.50%	01/15/2025	208	216,522
TransDigm, Inc.(k)	8.00%	12/15/2025	984	1,072,314
TransDigm, Inc.(k)	6.25%	03/15/2026	2,253	2,377,241
				3,666,077
Air Transport–0.28%
Mesa Airlines, Inc., Class B(d)	5.75%	07/15/2025	1,250	1,353,837
Automotive–0.12%
Allison Transmission, Inc.(k)	5.88%	06/01/2029	531	574,205
Building & Development–0.73%
American Builders & Contractors Supply Co., Inc.(k)	4.00%	01/15/2028	486	491,681
Beacon Roofing Supply, Inc.(k)	4.50%	11/15/2026	175	181,727
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC(k)	5.75%	05/15/2026	2,643	2,723,942
Forterra Finance LLC/FRTA Finance Corp.(k)	6.50%	07/15/2025	113	121,687
				3,519,037
Business Equipment & Services–0.69%
Advantage Sales & Marketing, Inc.(k)	6.50%	11/15/2028	782	803,016
Prime Security Services Borrower LLC/Prime Finance, Inc.(k)	3.38%	08/31/2027	981	957,584
Prime Security Services Borrower LLC/Prime Finance, Inc.(k)	5.75%	04/15/2026	1,470	1,585,762
				3,346,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Cable & Satellite Television–0.64%
Altice Financing S.A. (Luxembourg)(k)	5.00%	01/15/2028	$609	$609,868
Altice France S.A. (France)(k)	5.50%	01/15/2028	328	334,970
Altice France S.A. (France)(k)	8.13%	02/01/2027	832	907,841
CSC Holdings LLC(k)	5.75%	01/15/2030	180	192,322
Virgin Media Secured Finance PLC (United Kingdom)(k)	4.50%	08/15/2030	1,018	1,041,923
				3,086,924
Chemicals & Plastics–0.04%
INEOS Quattro Finance 2 PLC (United Kingdom)(k)	3.38%	01/15/2026	203	202,746
Electronics & Electrical–0.95%
CommScope, Inc.(k)	6.00%	03/01/2026	2,357	2,480,896
Diebold Nixdorf, Inc.(k)	9.38%	07/15/2025	1,078	1,206,686
Energizer Holdings, Inc.(k)	4.38%	03/31/2029	528	527,472
TTM Technologies, Inc.(k)	4.00%	03/01/2029	333	337,162
				4,552,216
Food Service–0.18%
eG Global Finance PLC (United Kingdom)(k)	6.75%	02/07/2025	865	889,955
Health Care–0.07%
Global Medical Response, Inc.(k)	6.50%	10/01/2025	314	326,952
Industrial Equipment–0.82%
F-Brasile S.p.A./F-Brasile US LLC, Series XR (Italy)(k)	7.38%	08/15/2026	2,987	3,031,805
Vertical Holdco GmbH (Germany)(k)	7.63%	07/15/2028	402	435,211
Vertical US Newco, Inc. (Germany)(k)	5.25%	07/15/2027	442	461,614
				3,928,630
Insurance–0.12%
Acrisure LLC/Acrisure Finance, Inc.(k)	4.25%	02/15/2029	567	557,905
Leisure Goods, Activities & Movies–0.14%
AMC Entertainment Holdings, Inc.(k)	10.50%	04/15/2025	415	437,441
Seaworld Parks & Entertainment, Inc.(k)	8.75%	05/01/2025	231	250,491
				687,932

Lodging & Casinos–0.64%
Caesars Entertainment, Inc.(k)	6.25%	07/01/2025	1,962	2,079,720
ESH Hospitality, Inc.(k)	4.63%	10/01/2027	973	989,415
				3,069,135
Oil & Gas–0.00%
Pacific Drilling S.A.(h)(k)	8.38%	10/01/2023	48	15,282
Radio & Television–1.03%
Diamond Sports Group LLC/Diamond Sports Finance Co.(k)	5.38%	08/15/2026	4,272	3,026,499
iHeartCommunications, Inc.	6.38%	05/01/2026	637	675,309
iHeartCommunications, Inc.(k)	4.75%	01/15/2028	194	198,450
iHeartCommunications, Inc.(k)	5.25%	08/15/2027	427	438,397
Nexstar Broadcasting, Inc.(k)	5.63%	07/15/2027	491	519,387
Scripps Escrow II, Inc.(k)	3.88%	01/15/2029	82	80,688
				4,938,730

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Loan Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value
Retailers (except Food & Drug)–0.02%
PetSmart, Inc./PetSmart Finance Corp.(k)	4.75%	02/15/2028	$85	$88,010
Telecommunications–0.84%
Avaya, Inc.(k)	6.13%	09/15/2028	1,181	1,273,266
Cablevision Lightpath LLC(k)	3.88%	09/15/2027	180	178,875
Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom)(k)	6.75%	10/01/2026	341	354,001
Consolidated Communications, Inc.(k)	6.50%	10/01/2028	276	296,079
Frontier Communications Corp.(k)	5.88%	10/15/2027	395	423,391
Lumen Technologies, Inc.(k)	4.00%	02/15/2027	415	424,781
Radiate Holdco LLC/Radiate Finance, Inc.(k)	4.50%	09/15/2026	81	82,215
Windstream Escrow LLC/Windstream Escrow Finance Corp.(k)	7.75%	08/15/2028	1,007	1,032,804
				4,065,412
Utilities–0.20%
Calpine Corp.(k)	4.50%	02/15/2028	348	358,092
Calpine Corp.(k)	3.75%	03/01/2031	622	601,294
				959,386
Total U.S. Dollar Denominated Bonds & Notes (Cost $37,039,485)				39,828,733
			Shares
Common Stocks & Other Equity Interests–5.68%(l)
Aerospace & Defense–1.48%
IAP Worldwide Services, Inc. (Acquired 07/18/2014-02/08/2019; Cost $587,458)(d)(e)			342	7,103,652
Automotive–0.00%
ThermaSys Corp.(d)			676,996	20,310
Building & Development–0.00%
Lake at Las Vegas Joint Venture LLC, Class A(d)			780	0
Lake at Las Vegas Joint Venture LLC, Class B(d)			9	0
				0
Business Equipment & Services–0.16%
Checkout Holding Corp. (Acquired 02/15/2019; Cost $2,251,966)(e)			6,741	12,021
Crossmark Holdings, Inc.(d)			4,048	741,431
Crossmark Holdings, Inc., Wts., expiring 07/26/2024 (Acquired 07/26/2019; Cost $9,291)(d)(e)			744	0
				753,452
Containers & Glass Products–0.00%
Libbey Glass, Inc. (Acquired 11/13/2020; Cost $30,388)(e)			7,597	18,993
Drugs–0.03%
Envigo RMS Holding Corp., Class B(d)			18,639	121,713
Financial Intermediaries–0.00%
RJO Holdings Corp.(d)			2,851	2,851
RJO Holdings Corp., Class A(d)			2,314	2,314
RJO Holdings Corp., Class B(d)			3,000	30
				5,195
Leisure Goods, Activities & Movies–0.25%
Crown Finance US, Inc.			171,770	149,928
USF S&H Holdco LLC(d)			1,786	1,052,432
				1,202,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Loan Fund

	Shares	Value
Lodging & Casinos–1.06%
Bally’s Corp.	72,757	$4,330,496
Caesars Entertainment, Inc.(m)	8,413	786,111
		5,116,607
Nonferrous Metals & Minerals–0.11%
Covia Holdings Corp.	63,763	514,089
Oil & Gas–0.88%
AF Global, Inc.(d)	498	11,703
California Resources Corp.(m)	49,130	1,291,136
California Resources Corp.	21,431	563,207
California Resources Corp., Wts., expiring 10/27/2024(m)	654	3,231
Fieldwood Energy LLC (Acquired 04/11/2018; Cost $437,717)(d)(e)	18,762	1,876
Fieldwood Energy LLC (Acquired 04/11/2018; Cost $244,048)(d)(e)	5,065	507
HGIM Corp.	2,553	13,403
HGIM Corp., Wts., expiring 07/02/2043	11,411	59,908
McDermott International Ltd.(m)	867,706	737,550
NexTier Oilfield Solutions, Inc.(m)	44,006	204,628
Paragon Offshore Finance Co., Class A(d)(h)	2,645	794
Paragon Offshore Finance Co., Class B(d)(h)	1,323	8,930
Samson Investment Co., Class A	84,254	431,803
Southcross Energy Partners L.P.(d)	73,367	2,201
Transocean Ltd.(m)	191,873	665,799
Tribune Resources, Inc.	382,888	241,219
Tribune Resources, Inc., Wts., expiring 04/03/2023(d)	99,132	2,478
		4,240,373
Publishing–0.09%
Clear Channel Outdoor Holdings, Inc.(m)	264,909	455,643
F&W Publications, Inc.(d)	18,385	0
MC Communications LLC(d)	739,818	0
		455,643
Radio & Television–0.33%
iHeartMedia, Inc., Class A(m)	112,643	1,584,887
iHeartMedia, Inc., Class B(d)	17	234
		1,585,121
Retailers (except Food & Drug)–0.07%
Claire’s Stores, Inc.	446	100,722
Toys ’R’ Us-Delaware, Inc.(d)	16	435
Toys ’R’ Us-Delaware, Inc.(d)	17	41,827
Vivarte S.A.S.(d)	233,415	187,845
		330,829
Surface Transport–0.31%
Commercial Barge Line Co.	4,992	139,776
Commercial Barge Line Co., Series A, Wts., expiring 04/27/2045	19,526	619,951
Commercial Barge Line Co., Series A, Wts., expiring 08/18/2030	58,578	18,611
Commercial Barge Line Co., Series B, Wts., expiring 04/27/2045	15,443	552,087
Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045	46,329	19,625
Commercial Barge Line Co., Wts., expiring 04/27/2045	5,248	146,944
		1,496,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Loan Fund

	Shares	Value
Telecommunications–0.00%
Goodman Networks, Inc.(d)(m)	117,618	$0
Utilities–0.91%
Vistra Corp.	227,983	3,932,707
Vistra Operations Co. LLC(d)	527,663	0
Vistra Operations Co. LLC, Rts., expiring 12/31/2046	366,167	434,823
		4,367,530
Total Common Stocks & Other Equity Interests (Cost $43,478,198)		27,332,861

	Interest Rate	Maturity Date	Principal Amount (000)
Non-U.S. Dollar Denominated Bonds & Notes–1.85%(n)
Automotive–0.16%
Tenneco, Inc. (3 mo. EURIBOR + 4.88%)(k)(o)	4.88%	04/15/2024	EUR	641	779,072
Building & Development–0.07%
Haya Real Estate S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)(o)	5.13%	11/15/2022	EUR	100	106,478
Haya Real Estate S.A. (Spain)(k)	5.25%	11/15/2022	EUR	198	211,030
					317,508
Cable & Satellite Television–0.25%
Altice Financing S.A. (Luxembourg)(k)	3.00%	01/15/2028	EUR	260	299,990
Altice Finco S.A. (Luxembourg)(k)	4.75%	01/15/2028	EUR	756	881,220
					1,181,210
Financial Intermediaries–0.77%
AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(k)(o)	5.00%	08/01/2024	EUR	200	216,576
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 6.25%)(k)(o)	6.25%	05/01/2026	EUR	632	768,274
Garfunkelux Holdco 3 S.A. (Luxembourg)(k)	6.75%	11/01/2025	EUR	909	1,129,085
Newday Bondco PLC (Jersey)(k)	7.38%	02/01/2024	GBP	261	360,580
Newday Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(k)(o)	6.54%	02/01/2023	GBP	910	1,253,866
					3,728,381
Home Furnishings–0.36%
Very Group Funding PLC (The) (United Kingdom)(k)	7.75%	11/15/2022	GBP	1,231	1,749,216
Industrial Equipment–0.04%
Sofima Holding S.P.A. (Italy) (3 mo. EURIBOR + 4.00%)(k)(o)	4.00%	01/15/2028	EUR	164	199,111
Leisure Goods, Activities & Movies–0.03%
Marcolin S.p.A. (Italy) (3 mo. EURIBOR + 4.13%)(k)(o)	4.13%	02/15/2023	EUR	118	137,037
Lodging & Casinos–0.17%
TVL Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 5.38%) (Acquired 06/28/2019; Cost $794,504)(e)(k)(o)	5.40%	07/15/2025	GBP	628	805,373
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $8,390,219)					8,896,908

				Shares
Preferred Stocks–0.46%(l)
Automotive–0.00%
ThermaSys Corp., Series A, Pfd.				144,220	4,327
Containers & Glass Products–0.03%
Libbey Glass, Inc., Pfd. (Acquired 11/13/2020; Cost $185,378)(e)				2,275	168,319
Financial Intermediaries–0.00%
RJO Holdings Corp., Series A-2(d)				584	2,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Loan Fund

	Shares	Value
Oil & Gas–0.14%
McDermott International Ltd., Pfd.	563,918	$394,743
Southcross Energy Partners L.P., Series A, Pfd.(d)	292,193	149,019
Southcross Energy Partners L.P., Series B, Pfd.(d)	77,117	109,892
		653,654

Surface Transport–0.29%
Commercial Barge Line Co., Series A, Pfd.	18,575	589,756
Commercial Barge Line Co., Series B, Pfd.	21,989	786,106
		1,375,862

Telecommunications–0.00%
Goodman Networks, Inc., Series A-1, Pfd.(d)	139,938	0
Total Preferred Stocks (Cost $2,073,933)		2,205,082

	Interest Rate	Maturity Date	Principal Amount (000)
Asset-Backed Securities–0.38%
Structured Products–0.38%
Avoca CLO XVII DAC, Series 17A, Class E-R (Netherlands) (3 mo. EURIBOR + 6.38%)(k)(o)	6.38%	10/15/2032	EUR	342	406,421
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class DR (3 mo. USD LIBOR + 4.75%)(k)(o)	4.97%	10/25/2028		$1,220	1,231,690
OCP Euro CLO DAC, Series 2017-2, Class E (Ireland) (3 mo. EURIBOR + 5.00%)(k)(o)	5.00%	01/15/2032	EUR	153	180,988
Total Asset-Backed Securities (Cost $1,763,222)					1,819,099
TOTAL INVESTMENTS IN SECURITIES(p)–122.93% (Cost $607,853,242)					591,758,665
BORROWINGS–(17.14)%					(82,500,000)
OTHER ASSETS LESS LIABILITIES–(5.79)%					(27,885,083)
NET ASSETS–100.00%					$481,373,582

Investment Abbreviations:

CLO	- Collateralized Loan Obligation
DIP	- Debtor-in-Possession
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
Rts.	- Rights
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Loan Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 3.

(e)	Restricted security. The aggregate value of these securities at February 28, 2021 was $20,778,890, which represented 4.32% of the Fund’s Net Assets.

(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.

(g)	This variable rate interest will settle after February 28, 2021, at which time the interest rate will be determined.

(h)	The borrower has filed for protection in federal bankruptcy court.

(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(j)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2021 was $2,820,991, which represented less than 1% of the Fund’s Net Assets.

(k)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2021 was $48,515,594, which represented 10.08% of the Fund’s Net Assets.

(l)	Securities acquired through the restructuring of senior loans.

(m)	Non-income producing security.

(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(o)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2021.

(p)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.

Open Forward Foreign Currency Contracts

						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
Currency Risk
03/16/2021	BNP Paribas S.A.	EUR	12,255,048	USD	14,858,375	$67,323
03/16/2021	BNP Paribas S.A.	USD	3,465,829	GBP	2,507,360	27,695
04/16/2021	J.P. Morgan Chase Bank, N.A.	GBP	56,790	USD	79,240	101
03/16/2021	Morgan Stanley and Co. International PLC	USD	320,773	EUR	266,332	673
03/16/2021	Morgan Stanley and Co. International PLC	USD	3,465,981	GBP	2,507,360	27,542
04/16/2021	Morgan Stanley and Co. International PLC	EUR	12,436,361	USD	15,091,810	71,098
03/16/2021	Royal Bank of Canada	EUR	12,255,048	USD	14,849,650	58,597
03/16/2021	State Street Bank & Trust Co.	EUR	12,420,445	USD	15,055,711	65,035
04/16/2021	State Street Bank & Trust Co.	EUR	12,436,361	USD	15,091,773	71,060
04/16/2021	UBS AG	EUR	12,250,744	USD	14,872,758	76,236
Subtotal—Appreciation						465,360

Currency Risk
03/16/2021	Barclays Bank PLC	GBP	2,499,022	USD	3,409,748	(72,157)
03/16/2021	BNP Paribas S.A.	EUR	459,257	USD	553,492	(802)
04/16/2021	BNP Paribas S.A.	GBP	2,507,360	USD	3,466,321	(27,800)
03/16/2021	J.P. Morgan Chase Bank, N.A.	GBP	91,007	USD	124,930	(1,871)
03/16/2021	Morgan Stanley and Co. International PLC	GBP	2,424,691	USD	3,308,255	(70,085)
03/16/2021	Morgan Stanley and Co. International PLC	USD	15,081,575	EUR	12,436,361	(71,689)
04/16/2021	Morgan Stanley and Co. International PLC	GBP	2,507,360	USD	3,466,480	(27,641)
03/16/2021	State Street Bank & Trust Co.	USD	15,081,575	EUR	12,436,361	(71,689)
03/16/2021	UBS AG	USD	14,862,529	EUR	12,250,744	(76,671)
Subtotal—Depreciation						(420,405)
Total Forward Foreign Currency Contracts						$44,955

Abbreviations:

EUR - Euro

GBP - British Pound Sterling

USD - U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Loan Fund

Statement of Assets and Liabilities

February 28, 2021

Assets:
Investments in securities, at value
(Cost $607,853,242)	$591,758,665
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	465,360
Cash	26,624,764
Foreign currencies, at value (Cost $6,920,472)	6,929,637
Receivable for:
Investments sold	27,239,792
Fund shares sold	263,608
Interest	3,188,924
Investments matured, at value (Cost $28,395,204)	1,421,057
Investment for trustee deferred compensation and retirement plans	28,821
Other assets	45,897
Total assets	657,966,525

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	420,405
Payable for:
Borrowings	82,500,000
Investments purchased	79,075,069
Dividends	518,006
Fund shares reacquired	497
Accrued fees to affiliates	293,698
Accrued interest expense	164,026
Accrued trustees’ and officers’ fees and benefits	2,111
Accrued other operating expenses	771,787
Trustee deferred compensation and retirement plans	78,325
Unfunded loan commitments	12,769,019
Total liabilities	176,592,943
Net assets applicable to common shares	$481,373,582

Net assets applicable to common shares consist of:
Shares of beneficial interest	$726,844,684
Distributable earnings (loss)	(245,471,102)
$481,373,582
Net Assets:
Class A	$59,821,011
Class C	$47,918,836
Class Y	$1,045,447
Class IB	$345,165,921
Class IC	$27,422,367
Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Class A	9,306,767
Class C	7,436,117
Class Y	162,480
Class IB	53,696,306
Class IC	4,266,264
Class A:
Net asset value per share	$6.43
Maximum offering price per share
(Net asset value of $6.43 ÷ 96.75%)	$6.65
Class C:
Net asset value and offering price per share	$6.44
Class Y:
Net asset value and offering price per share	$6.43
Class IB:
Net asset value and offering price per share	$6.43
Class IC:
Net asset value and offering price per share	$6.43

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Loan Fund

Statement of Operations

For the year ended February 28, 2021

Investment income:
Interest	$27,520,144
Dividends (net of foreign withholding taxes of $3,267)	247,000
Other income	26,536
Total investment income	27,793,680

Expenses:
Advisory fees	4,273,057
Administrative services fees	1,181,179
Custodian fees	103,449
Distribution fees: Class A	155,551
Class C	489,526
Class IC	40,487
Interest, facilities and maintenance fees	1,604,920
Transfer agent fees	419,350
Trustees’ and officers’ fees and benefits	25,498
Registration and filing fees	46,554
Reports to shareholders	659,857
Professional services fees	108,605
Taxes	78,182
Other	13,211
Total expenses	9,199,426
Net investment income	18,594,254

Realized and unrealized gain (loss) from:
Net realized gain (loss) from: Unaffiliated investment securities	(20,738,345)
Foreign currencies	6,505
Forward foreign currency contracts	(2,880,180)
(23,612,020)
Change in net unrealized appreciation (depreciation) of: Unaffiliated investment securities	27,629,183
Foreign currencies	(125,518)
Forward foreign currency contracts	(380,887)
27,122,778
Net realized and unrealized gain	3,510,758
Net increase in net assets resulting from operations	$22,105,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Senior Loan Fund

Statement of Changes in Net Assets

For the years ended February 28, 2021 and February 29, 2020

	2021	2020
Operations:
Net investment income	$18,594,254	$28,017,608
Net realized gain (loss)	(23,612,020)	3,468,937
Change in net unrealized appreciation (depreciation)	27,122,778	(26,780,240)
Net increase in net assets resulting from operations	22,105,012	4,706,305

Distributions to shareholders from distributable earnings:
Class A	(2,470,970)	(4,081,338)
Class C	(1,579,468)	(2,665,722)
Class Y	(71,984)	(133,669)
Class IB	(14,106,902)	(20,293,690)
Class IC	(1,091,882)	(1,587,124)
Total distributions from distributable earnings	(19,321,206)	(28,761,543)

Return of capital:
Class A	(146,293)	–
Class C	(114,809)	–
Class Y	(3,984)	–
Class IB	(789,565)	–
Class IC	(63,392)	–
Total return of capital	(1,118,043)	–
Total distributions	(20,439,249)	(28,761,543)

Share transactions–net:
Class A	(14,356,073)	(12,614,731)
Class C	(10,247,880)	(16,871,670)
Class Y	(1,292,560)	(347,160)
Class IB	(29,717,517)	(43,840,308)
Class IC	(2,557,577)	(5,773,966)
Net increase (decrease) in net assets resulting from share transactions	(58,171,607)	(79,447,835)
Net increase (decrease) in net assets	(56,505,844)	(103,503,073)

Net assets:
Beginning of year	537,879,426	641,382,499
End of year	$481,373,582	$537,879,426

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Senior Loan Fund

Statement of Cash Flows

For the year ended February 28, 2021

Cash provided by operating activities:
Net increase in net assets resulting from operations	$22,105,012

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(334,291,085)
Proceeds from sales of investments	438,112,175
Proceeds from sales of short-term investments, net	3,065,412
Amortization of premium on investment securities	1,056,110
Accretion of discount on investment securities	(2,297,707)
Decrease in receivables and other assets	27,763
Decrease in accrued expenses and other payables	(156,896)
Net realized loss from investment securities	20,738,345
Net change in unrealized appreciation on investment securities	(27,629,183)
Net change in unrealized depreciation of forward foreign currency contracts	380,887
Net cash provided by operating activities	121,110,833

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(7,017,697)
Return of capital	(1,118,043)
Proceeds from shares of beneficial interest sold	3,073,256
Repayment of borrowings	(32,500,000)
Disbursements from shares of beneficial interest reacquired	(74,207,491)
Net cash provided by (used in) financing activities	(111,769,975)
Net increase in cash and cash equivalents	9,340,858
Cash and cash equivalents at beginning of period	24,213,543
Cash and cash equivalents at end of period	$33,554,401

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$12,671,118

Supplemental disclosure of cash flow information:
Cash paid during the period for taxes	$62,141
Cash paid during the period for interest, facilities and maintenance fees	$1,666,809

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Senior Loan Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total Return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)	Total borrowings (000’s omitted)	Asset Coverage per $1,000 unit of senior indebtedness (d)
Class A Year ended 02/28/21	$6.34	$0.23	$0.11	$0.34	$(0.24)	$(0.01)	$(0.25)	$6.43	5.77%	(e)	$59,821	2.05%	(e)(f)	2.05%	(e)(f)	1.71%	(e)(f)	3.80%	(e)(f)	64%	$82,500	$6,835
Year ended 02/29/20	6.61	0.30	(0.26)	0.04	(0.31)	—	(0.31)	6.34	0.58	(e)	74,640	2.41	(e)	2.41	(e)	1.66	(e)	4.62	(e)	55	115,000	5,677
Year ended 02/28/19	6.72	0.28	(0.10)	0.18	(0.29)	—	(0.29)	6.61	3.19	(e)	90,789	2.46	(e)	2.46	(e)	1.71	(e)	4.25	(e)	44	160,000	5,009
Year ended 02/28/18	6.68	0.26	0.05	0.31	(0.26)	(0.01)	(0.27)	6.72	4.79	(e)	108,897	2.24	(e)	2.24	(e)	1.73	(e)	3.88	(e)	53	170,000	5,354
Year ended 02/28/17	5.81	0.34	0.86	1.20	(0.32)	(0.01)	(0.33)	6.68	20.97	(e)	121,627	2.06	(e)	2.06	(e)	1.67	(e)	5.34	(e)	73	150,000	6,617
Class C
Year ended 02/28/21	6.36	0.18	0.10	0.28	(0.19)	(0.01)	(0.20)	6.44	4.81	(e)	47,919	2.80	(e)(f)	2.80	(e)(f)	2.46	(e)(f)	3.05	(e)(f)	64	82,500	6,835
Year ended 02/29/20	6.63	0.25	(0.26)	(0.01)	(0.26)	—	(0.26)	6.36	(0.16	)(e)	58,449	3.16	(e)	3.16	(e)	2.41	(e)	3.87	(e)	55	115,000	5,677
Year ended 02/28/19	6.73	0.23	(0.09)	0.14	(0.24)	—	(0.24)	6.63	2.50	(e)	77,951	3.21	(e)	3.21	(e)	2.46	(e)	3.50	(e)	44	160,000	5,009
Year ended 02/28/18	6.70	0.21	0.04	0.25	(0.21)	(0.01)	(0.22)	6.73	3.86	(e)	95,894	2.99	(e)	2.99	(e)	2.48	(e)	3.13	(e)	53	170,000	5,354
Year ended 02/28/17	5.82	0.29	0.87	1.16	(0.27)	(0.01)	(0.28)	6.70	20.24	(e)	117,699	2.81	(e)	2.81	(e)	2.42	(e)	4.59	(e)	73	150,000	6,617
Class Y Year ended 02/28/21	6.34	0.24	0.11	0.35	(0.25)	(0.01)	(0.26)	6.43	6.04		1,045	1.80	(f)	1.80	(f)	1.46	(f)	4.05	(f)	64	82,500	6,835
Year ended 02/29/20	6.61	0.32	(0.26)	0.06	(0.33)	—	(0.33)	6.34	0.83		2,436	2.16		2.16		1.41		4.87		55	115,000	5,677
Year ended 02/28/19	6.72	0.30	(0.10)	0.20	(0.31)	—	(0.31)	6.61	3.47		2,894	2.21		2.21		1.46		4.50		44	160,000	5,009
Year ended 02/28/18	6.68	0.28	0.05	0.33	(0.28)	(0.01)	(0.29)	6.72	5.05		2,161	1.99		1.99		1.48		4.13		53	170,000	5,354
Year ended 02/28/17	5.81	0.36	0.85	1.21	(0.33)	(0.01)	(0.34)	6.68	21.27		2,037	1.81		1.81		1.42		5.59		73	150,000	6,617
Class IB Year ended 02/28/21	6.34	0.24	0.11	0.35	(0.25)	(0.01)	(0.26)	6.43	6.04		345,166	1.80	(f)	1.80	(f)	1.46	(f)	4.05	(f)	64	82,500	6,835
Year ended 02/29/20	6.61	0.32	(0.26)	0.06	(0.33)	—	(0.33)	6.34	0.83		372,576	2.16		2.16		1.41		4.87		55	115,000	5,677
Year ended 02/28/19	6.72	0.30	(0.10)	0.20	(0.31)	—	(0.31)	6.61	3.46		432,894	2.21		2.21		1.46		4.50		44	160,000	5,009
Year ended 02/28/18	6.69	0.28	0.04	0.32	(0.28)	(0.01)	(0.29)	6.72	4.89		491,279	1.99		1.99		1.48		4.13		53	170,000	5,354
Year ended 02/28/17	5.81	0.36	0.86	1.22	(0.33)	(0.01)	(0.34)	6.69	21.45		552,939	1.81		1.81		1.42		5.59		73	150,000	6,617
Class IC
Year ended 02/28/21	6.34	0.23	0.12	0.35	(0.25)	(0.01)	(0.26)	6.43	5.88	(e)	27,422	1.95	(e)(f)	1.95	(e)(f)	1.61	(e)(f)	3.90	(e)(f)	64	82,500	6,835
Year ended 02/29/20	6.61	0.31	(0.26)	0.05	(0.32)	—	(0.32)	6.34	0.68	(e)	29,779	2.31	(e)	2.31	(e)	1.56	(e)	4.72	(e)	55	115,000	5,677
Year ended 02/28/19	6.72	0.29	(0.10)	0.19	(0.30)	—	(0.30)	6.61	3.30	(e)	36,854	2.36	(e)	2.36	(e)	1.61	(e)	4.35	(e)	44	160,000	5,009
Year ended 02/28/18	6.69	0.27	0.05	0.32	(0.28)	(0.01)	(0.29)	6.72	4.74	(e)	41,957	2.14	(e)	2.14	(e)	1.63	(e)	3.98	(e)	53	170,000	5,354
Year ended 02/28/17	5.81	0.35	0.86	1.21	(0.32)	(0.01)	(0.33)	6.69	21.28	(e)	46,648	1.96	(e)	1.96	(e)	1.57	(e)	5.44	(e)	73	150,000	6,617

(a)	Calculated using average shares outstanding.

(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the Borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% for Class A shares, 1.00% for Class C shares and 0.15% for Class IC shares for each of the years ended February 28, 2021, February 29, 2020, February 28, 2019, February 28, 2018 and February 28, 2017, respectively.

(f)	Ratios are based on average daily net assets (000’s omitted) of $62,050, $48,821, $1,686, $335,309 and $26,918 for Class A, Class C, Class Y, Class IB and Class IC shares, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Senior Loan Fund

Notes to Financial Statements

February 28, 2021

NOTE 1 –Significant Accounting Policies

Invesco Senior Loan Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in adjustable rate senior loans. The Fund invests primarily in adjustable rate senior loans (“Senior Loans”). Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The Fund continuously offers Class A, Class C and Class Y shares. The Fund also has outstanding Class IB and Class IC shares which are not continuously offered. Each class of shares differs in its initial sales load, contingent deferred sales charges (“CDSC”), the allocation of class-specific expenses and voting rights on matters affecting a single class. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Class C shares held for ten years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the tenth anniversary after a purchase of Class C shares. Effective November 30, 2020, the automatic conversion pursuant to the Conversion Feature changed from ten years to eight years. The first conversion of Class C shares to Class A shares occurred at the end of December 2020 for all Class C shares that were held for more than eight years as of November 30, 2020.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by

34	Invesco Senior Loan Fund

the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.	Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining the credit agreement.

35	Invesco Senior Loan Fund

G.	Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.	Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.	Cash and Cash Equivalents – For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.

J.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.	Industry Focus - To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

N.	Bank Loan Risk - Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

O.	LIBOR Risk - The Fund may invest in financial instruments that utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR

36	Invesco Senior Loan Fund

by the end of 2021. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. There remains uncertainty regarding the effect of the LIBOR transition process and therefore any impact of a transition away from LIBOR on the Fund or the instruments in which the Fund invests cannot yet be determined. There is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates could result in losses to the Fund.

P.	Other Risks - The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near historical lows. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

Q.	Leverage Risk - The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments purchased with such leverage proceeds, the higher volatility of the NAV of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.900%
Next $1 billion	0.850%
Next $1 billion	0.825%
Next $500 million	0.800%
Over $3 billion	0.775%

For the year ended February 28, 2021, the effective advisory fee rate incurred by the Fund was 0.90%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Fund has entered into an administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund’s portfolio and providing certain services to the holders of the Fund’s securities. For the year ended February 28, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Fund, SSB also serves as the Fund’s custodian.

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. For the year ended February 28, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class C shares and Class IC shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares and up to 0.15% (0.25% maximum) of the average daily net assets of Class IC shares. The fees are accrued daily and paid monthly.

37	Invesco Senior Loan Fund

With respect to Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses. For the year ended February 28, 2021, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2021, IDI advised the Fund that IDI retained $1,928 in front-end sales commissions from the sale of Class A shares and $0, $29 and $0 from Class A, Class C and Class IC shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2021, there were transfers from Level 3 to Level 2 of $6,180,070, due to third-party vendor quotations utilizing more than one market quote. Also, there were transfers from Level 1 to Level 3 of $112,093, due to third party vendor quotations utilizing single market quotes and from Level 2 to Level 3 of $1,680,605, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$–	$471,828,717	$39,847,265	$511,675,982
U.S. Dollar Denominated Bonds & Notes	–	38,474,896	1,353,837	39,828,733
Common Stocks & Other Equity Interests	14,555,395	3,473,903	9,303,563	27,332,861
Non-U.S. Dollar Denominated Bonds & Notes	–	8,896,908	–	8,896,908
Preferred Stocks	394,743	1,548,508	261,831	2,205,082
Asset-Backed Securities	–	1,819,099	–	1,819,099
Total Investments in Securities	14,950,138	526,042,031	50,766,496	591,758,665
Other Investments - Assets*
Investments Matured	–	664,524	756,533	1,421,057
Forward Foreign Currency Contracts	–	465,360	–	465,360
	–	1,129,884	756,533	1,886,417
Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(420,405)	–	(420,405)
Total Other Investments	–	709,479	756,533	1,466,012
Total Investments	$14,950,138	$526,751,510	$51,523,029	$593,224,677

*	Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

38	Invesco Senior Loan Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2021:

	Value 02/29/20	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value 02/28/21
Variable Rate Senior Loan Interests	$37,381,845	$35,298,751	$(26,792,210)	$142,376	$(470,422)	$(234,065)	$701,060	$(6,180,070)	$39,847,265
U.S. Dollar Denominated Bonds & Notes	1,695,694	-	(454,266)	-	0	112,409	-	-	1,353,837
Common Stocks & Other Equity Interests	8,142,105	1,287,958	(2,867,027)	-	(8,510,223)	10,418,023	832,727	-	9,303,563
Preferred Stocks	233,604	-	(18,109)	-	18,109	(230,684)	258,911	-	261,831
Investments Matured	593,174	110,544	(123,051)	-	(13,985)	189,851	-	-	756,533
Total	$48,046,422	$36,697,253	$(30,254,663)	$142,376	$(8,976,521)	$10,255,534	$1,792,698	$(6,180,070)	$51,523,029

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as level 3 at period end:

	Fair Value at 02/28/21	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs	Unobservable Input Used
IAP Worldwide Services, Inc	$7,103,652	Enterprise Value	Multiple	N/A	6x	(a)
.			Last 12 MonthsEarnings BeforeInterest,	N/A	$32.1 million
			Taxes, Depreciation,and Amortization

(a)	The Fund fair values certain common equity securities using an enterprise value approach, which utilizes a multiple of the company’s last 12 months earnings before interest, taxes, depreciation, and amortization, which is then adjusted for outstanding debt and cash on hand. The Adviser periodically reviews the financial statements and monitors such investments for additional market information or the occurrence of a significant event which would warrant a re-evaluation of the security’s fair valuation.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2021:

Value
Derivative Assets	Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$465,360
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$465,360

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(420,405)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$(420,405)

39	Invesco Senior Loan Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2021.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non–Cash	Cash	Net Amount
Barclays Bank PLC	$-	$(72,157)	$(72,157)	$-	$-	$(72,157)
BNP Paribas S.A.	95,018	(28,602)	66,416	-	-	66,416
J.P. Morgan Chase Bank, N.A.	101	(1,871)	(1,770)	-	-	(1,770)
Morgan Stanley Capital Services LLC	99,313	(169,415)	(70,102)	-	-	(70,102)
Royal Bank of Canada	58,597	-	58,597	-	-	58,597
State Street Bank & Trust Co.	136,095	(71,689)	64,406	-	-	64,406
UBS AG	76,236	(76,671)	(435)	-	-	(435)
Total	$465,360	$(420,405)	$44,955	$-	$-	$44,955

Effect of Derivative Investments for the year ended February 28, 2021

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(2,880,180)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	(380,887)
Total	$(3,261,067)

The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$144,058,567

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” includes amounts accrued by the Fund to fund such deferred compensation amounts.

NOTE 6–Cash Balances and Borrowings

Effective November 13, 2020, the Fund entered into a $200 million revolving credit and security agreement, which will expire on November 12, 2021. Prior to November 13, 2020, the revolving credit and security agreement permitted borrowings up to $240 million. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2021, the average daily balance of borrowing under the revolving credit and security agreement was $84,636,986 with an average interest rate of 1.90%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

40	Invesco Senior Loan Fund

NOTE 7–Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2021. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Borrower	Type		Principal Amount(a)	Value
BrightPet	Delayed Draw Term Loan		$671,344	$657,917
BrightPet	Revolver Loan		335,672	328,959
Fieldwood Energy LLC	DIP Delayed Draw Term Loan		1,297,056	1,297,056
Hillman Group, Inc. (The)	Delayed Draw Term Loan		77,680	77,680
IAP Worldwide Services, Inc.	Revolver Loan		1,751,870	1,751,870
LBM Holdings LLC	Delayed Draw Term Loan		128,872	128,872
McDermott International Ltd.	LOC		2,136,110	1,933,180
NAS, LLC	Revolver Loan		513,597	505,893
Peraton Corp.	Delayed Draw Term Loan		2,814,727	2,814,727
Petroleum GEO-Services ASA	Revolver Loan		1,525,260	1,171,224
Protect America	Revolver Loan		79,605	72,060
Southcross Energy Partners L.P.	Revolver Loan		79,256	77,275
Unilabs Diagnostics AB	Revolver Loan	EUR	768,492	921,313
USF S&H Holdco LLC	Term Loan A		171,262	171,262
Washington Prime Group L.P.	Revolver Loan		929,439	859,731
				$12,769,019
(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

Currency Abbreviations:

EUR – Euro

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2021 and February 29, 2020:
	2021	2020
Ordinary income*	$19,321,206	$28,761,543
Return of capital	1,118,043	–
Total distributions	$20,439,249	$28,761,543
*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2021
Net unrealized appreciation (depreciation) - investments	$(45,397,859)
Net unrealized appreciation (depreciation) - foreign currencies	(180,125)
Temporary book/tax differences	(68,202)
Capital loss carryforward	(199,824,916)
Shares of beneficial interest	726,844,684
Total net assets	$481,373,582

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to tax accretion or amortization adjustments, interest accrual on defaulted bonds and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

41	Invesco Senior Loan Fund

The Fund has a capital loss carryforward as of February 28, 2021, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$8,067,865	$191,757,051	$199,824,916
*	Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2021 was $364,774,315 and $428,666,017, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 26,826,453
Aggregate unrealized (depreciation) of investments	(72,224,312)
Net unrealized appreciation (depreciation) of investments	$ (45,397,859)

Cost of investments for tax purposes is $638,622,536.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currencies, return of capital distributions and book to tax accretion or amortization adjustments, on February 28, 2021, undistributed net investment income was decreased by $581,584, undistributed net realized gain (loss) was increased by $1,699,626 and shares of beneficial interest was decreased by $1,118,042. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the year ended February 28, 2021, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$2,136,110	$1,933,180

NOTE 12–Dividends

The Fund declared the following monthly dividends from net investment income subsequent to February 28, 2021.

		Amount Per Share
Share Class	Record Date	Payable March 31, 2021
Class A	Daily	0.0179
Class C	Daily	0.0139
Class Y	Daily	0.0192
Class IB	Daily	0.0192
Class IC	Daily	0.0184

NOTE 13–Repurchase of Shares

The Fund has a policy of making monthly repurchase offers (“Repurchase Offers”) for the Fund’s common shares pursuant to Rule 23c-3(b) of the 1940 Act.

The Repurchase Offers will be for between 5% and 25% of the Fund’s outstanding shares; however, the Fund’s present intent for the offers is for not less than 6% (The Board of Trustees may authorize an additional 2%, if necessary, without extending the Repurchase Offers). The repurchase

42	Invesco Senior Loan Fund

request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). During the year ended February 28, 2021, the Fund had Repurchase Offers as follows:

Repurchase request deadlines	Percentage of outstanding shares the Fund offered to repurchase	Number of shares tendered (all classes)	Percentage of outstanding shares tendered (all classes)
March 20, 2020	6.0%	1,773,776	2.1%
April 17, 2020	6.0	1,047,606	1.3
May 15, 2020	6.0	1,010,896	1.2
June 19, 2020	6.0	918,912	1.1
July 17, 2020	6.0	1,035,698	1.3
August 21, 2020	6.0	1,205,961	1.5
September 18, 2020	6.0	667,064	0.8
October 16, 2020	6.0	1,161,545	1.5
November 20, 2020	6.0	1,050,162	1.3
December 18, 2020	6.0	899,849	1.2
January 15, 2021	6.0	799,860	1.1
February 19, 2021	6.0	869,065	1.2

NOTE 14–Share Information

	Summary of Share Activity
	Year ended February 28, 2021(a)		Year ended February 29, 2020
	Shares	Amount	Shares	Amount
Sold: Class A	435,606	$2,557,030	1,400,856	$9,267,405
Class C	51,231	313,888	130,648	853,507
Class Y	47,451	285,588	39,419	260,113
Class IB	26,757	162,386	18,150	119,471
Class IC	2,903	17,972	-	-

Issued as reinvestment of dividends:
Class A	264,564	1,561,104	367,446	2,391,189
Class C	181,706	1,073,595	257,010	1,676,657
Class Y	6,336	37,337	12,188	79,326
Class IB	1,557,629	9,218,290	1,875,635	12,206,283
Class IC	132,052	780,792	161,949	1,053,913

Reacquired:
Class A	(3,161,197)	(18,474,207)	(3,727,402)	(24,273,325)
Class C	(1,988,401)	(11,635,363)	(2,952,003)	(19,401,834)
Class Y	(275,410)	(1,615,485)	(105,111)	(686,599)
Class IB	(6,623,468)	(39,098,193)	(8,600,409)	(56,166,062)
Class IC	(563,644)	(3,356,341)	(1,038,870)	(6,827,879)
Net increase (decrease) in share activity	(9,905,885)	$(58,171,607)	(12,160,494)	$(79,447,835)
(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 15–Coronavirus (COVID-19) Pandemic

During the first quarter of 2020, the World Health Organization declared COVID-19 to be a public health emergency. COVID-19 has led to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets in general. COVID-19 may adversely impact the Fund’s ability to achieve its investment objective. Because of the uncertainties on valuation, the global economy and business operations, values reflected in these financial statements may materially differ from the value received upon actual sales of those investments.

The extent of the impact on the performance of the Fund and its investments will depend on future developments, including the duration and spread of the COVID-19 outbreak, related restrictions and advisories, and the effects on the financial markets and economy overall, all of which are highly uncertain and cannot be predicted.

43	Invesco Senior Loan Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Senior Loan Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Senior Loan Fund (the “Fund”) as of February 28, 2021, the related statements of operations and cash flows for the year ended February 28, 2021, the statement of changes in net assets for each of the two years in the period ended February 28, 2021, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2021 and the financial highlights for each of the five years in the period ended February 28, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 29, 2021

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

44	Invesco Senior Loan Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2020 through February 28, 2021.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/20)	Ending Account Value (02/28/21)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/21)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,083.50	$10.28	$1,014.93	$9.94	1.99%
Class C	1,000.00	1,079.30	14.18	1,011.16	13.71	2.75
Class Y	1,000.00	1,084.70	9.05	1,016.12	8.75	1.75
Class IB	1,000.00	1,084.80	8.99	1,016.17	8.70	1.74
Class IC	1,000.00	1,084.00	9.77	1,015.42	9.44	1.89
[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2020 through February 28, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

45	Invesco Senior Loan Fund

Distribution Information

The following table sets forth on a per share basis the distribution that was paid in September 2020. Included in the table is a written statement of the sources of the distribution on a GAAP basis.

		Net Income	Gain from Sale of Securities	Return of Principal	Total Distribution
09/30/2020	Class A	$0.0137	$0.0000	$0.0043	$0.0180
09/30/2020	Class C	$0.0100	$0.0000	$0.0043	$0.0143
09/30/2020	Class Y	$0.0149	$0.0000	$0.0043	$0.0192
09/30/2020	Class IB	$0.0149	$0.0000	$0.0043	$0.0192
09/30/2020	Class IC	$0.0142	$0.0000	$0.0043	$0.0185

Please note that the information in the preceding chart is for financial accounting purposes only. Shareholders should be aware that the tax treatment of distributions likely differs from GAAP treatment. Form 1099-DIV for the calendar year will report distributions for U.S. federal income tax purposes. This notice is sent to comply with certain U.S. Securities and Exchange Commission requirements.

46	Invesco Senior Loan Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2021:

Federal and State Income Tax
Qualified Dividend Income*	2.06%
Qualified Business Income*	0.00%
Corporate Dividends Received Deduction*	2.06%
Business Interest Income*	97.94%
U.S. Treasury Obligations*	0.00%
*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

47	Invesco Senior Loan Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2014

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			191	None

[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Christopher L. Wilson - 1957 Trustee and Chair	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	191	enaible, Inc. (artificial intelligence technology); Director, ISO New England, Inc. (non-profit organization managing regional electricity market)
Beth Ann Brown - 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	191	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non - profit); and President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields - 1952 Trustee	2014	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Board Member, Impact(Ed) (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	191	Member, Board of Directors of Baylor College of Medicine
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	191	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Investment Company Institute (professional organization); Independent Directors Council (professional organization);Eisenhower Foundation (non-profit)
Eli Jones - 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	191	Insperity, Inc. (formerly known as Administaff) (human resources provider)

T-2	Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Elizabeth Krentzman - 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	191	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	191	Blue Hills Bank; Chairman, Bentley University; Member, Business School Advisory Council; and Nominating Committee KPMG LLP
Prema Mathai-Davis - 1950 Trustee	2014	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; Board member of Johns Hopkins Bioethics Institute	191	None
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization)

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor); and Member of the Vestry of Trinity Church Wall Street

			191	Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); Board Member and Investment Committee Member of Pulizer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury; Director, Atlantic Power Corporation (power generation company) and ON Semiconductor Corporation (semiconductor manufacturing)	191	Elucida Oncology (nanotechnology & medical particles company);

T-3	Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Ann Barnett Stern - 1957 Trustee	2017	President, Chief Executive Officer and Board member of Houston Endowment, Inc. a private philanthropic institution Formerly: Executive Vice President, Texas Children’s Hospital; Vice President, General Counsel and Corporate Compliance Officer, Texas Children’s Hospital; Attorney at Beck, Redden and Secrest and Andrews and Kurth	191	Director and Audit Committee member of Federal Reserve Bank of Dallas; Trustee and Board Chair of Good Reason Houston (nonprofit); Trustee, Vice Chair, Chair of Nomination/Governance Committee, Chair of Personnel Committee of Holdsworth Center (nonprofit); Trustee and Investment Committee member of University of Texas Law School Foundation (nonprofit); Board Member of Greater Houston Partnership
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	191	None
Daniel S. Vandivort - 1954 Trustee	2019	Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management) Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds; and Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America	191	None
James D. Vaughn - 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	191	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

T-4	Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	2010

Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk - 1958 Senior Vice President and Senior Officer	2014	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor - 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC ; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A

T-5	Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A
John M. Zerr - 1962 Senior Vice President	2010

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings(Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and President, Trimark Investments Ltd./Placements Trimark Ltée

Formerly: Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-6	Invesco Senior Loan Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; and Chairman and Director, INVESCO Realty, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds and Senior Vice President

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds);Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
Michael McMaster - 1962 Chief Tax Officer, Vice President and Assistant Treasurer	2020

Head of Global Fund Services Tax; Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc.; Assistant Treasurer, Invesco Capital Management LLC, Assistant Treasurer and Chief Tax Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Specialized Products, LLC

Formerly: Senior Vice President – Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS)

			N/A	N/A

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Investment Sub-Adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001

T-7	Invesco Senior Loan Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

■ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05845	Invesco Distributors, Inc.	VK-SLO-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson. Cynthia Hostetler, Anthony J. LaCava, Jr., Dr. Eli Jones, Ann Barnett Stern, Robert C. Troccoli, James Vaughn and Christopher L. Wilson are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following matters identified between March 1, 2020 to April 29, 2021 that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Manager and one PwC Associate each held financial interests either directly or, in the case of the PwC Manager, indirectly through their spouse’s brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the individuals either did not provide any audit services (or in the case of the PwC Associate, the individual did not have decision-making responsibility for matters that materially affected the audit and their audit work was reviewed by team members at least two levels higher than the individual), or did not provide services of any kind to the Registrant or its affiliates, and the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or individuals ceased providing services. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted period.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020
Audit Fees	$103,075	$133,861
Audit-Related Fees(1)	$14,500	$0
Tax Fees(2)	$28,398	$30,352
All Other Fees	$0	$0

Total Fees	$145,973	$164,213

(1)	Audit-Related Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for agreed upon procedures for regulatory filings.
(2)

Tax Fees for the fiscal years ended February 28, 2021 and February 29, 2020 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$701,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$701,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the

Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable

Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services ;

•	Legal services;

•	Expert services unrelated to the audit.

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance.

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,219,000 for the fiscal year ended February 28, 2021 and $4,089,000 for the fiscal year ended February 29, 2020. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $6,948,398 for the fiscal year ended February 28, 2021 and $4,809,352 for the fiscal year ended February 29, 2020.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting

I.	Introduction

Invesco Ltd. and its affiliated investment advisers (collectively, “Invesco”, the “Company”, “our” or “we”) has adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (“Policy”) which it believes describes policies and procedures reasonably designed to ensure that proxies are voted in the best interests of its clients. This Policy is intended to help Invesco’s clients understand our commitment to responsible investing and proxy voting, as well as the good governance principles that inform our approach to engagement and voting at shareholder meetings.

A.	Our Commitment to Environmental, Social and Governance Investment Stewardship and Proxy Voting

Our commitment to environmental, social and governance (ESG) principles is a core element of our ambition to be the most client centric asset manager. We aspire to incorporate ESG considerations into all of our investment capabilities in the context of financial materiality and in the best interest of our clients. Our Global ESG team functions as a center of excellence, providing specialist insights on research, engagement, voting, integration, tools, and client and product solutions with investment teams implementing ESG approaches appropriate to asset class and investment style. Much of our work is rooted in fundamental research and frequent dialogue with companies.

Invesco views proxy voting as an integral part of its investment management responsibilities. The proxy voting process at Invesco focuses on protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders. The voting decision lies with our portfolio managers and analysts with input and support from our Global ESG team and Proxy Operations functions. Our proprietary proxy voting platform (“PROXYintel”) facilitates implementation of voting decisions and rationales across global investment teams. Our good governance principles, governance structure and processes are designed to ensure that proxy votes are cast in accordance with clients’ best interests.

As a large active investor, Invesco is well placed to use our ESG expertise and beliefs to engage with portfolio companies in ways which drive corporate change that we believe will enhance shareholder value. We take our responsibility as active owners very seriously and see engagement as an opportunity to encourage continual improvement and ensure that our clients’ interests are represented and protected. Dialogue with portfolio companies is a core part of the investment process. Invesco may engage with investee companies to discuss environmental, social and governance issues throughout the year or on specific ballot items to be voted on.

Our passive strategies and certain other client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds) will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies. Invesco refers to this approach as “Majority Voting”. This process of Majority Voting ensures that our passive strategies benefit from the engagement and deep dialogue of our active investors, which Invesco believes benefits shareholders in passively-managed accounts. In the absence of overlap between the active and passive holders, the passive holders vote in line with our internally developed voting guidelines (as defined below). Portfolio managers and analysts for accounts employing Majority Voting retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.

B.	Applicability of Policy

Invesco may be granted by its clients the authority to vote the proxies of securities held in client portfolios. Invesco’s investment teams vote proxies on behalf of Invesco-sponsored funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting.

This Policy applies to all entities in Exhibit A. Due to regional or asset class specific considerations, there may be certain entities that have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event that local policies and the Global Policy differ, the local policy will apply. These entities are also listed in Exhibit A and include proxy voting guidelines specific to; Invesco Asset Management (Japan) Limited, Invesco Asset Management (India) Pvt. Ltd, Invesco Taiwan Ltd and Invesco Capital Markets, Inc. for Invesco Unit Investment Trusts. In Europe, we comply with the Shareholder Rights Directive and publish our disclosures and voting practices in this regard.

II.	Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures are in place to implement the provisions of this Policy (the “Procedures”). At Invesco, proxy voting is conducted by our investment teams through PROXYintel. Our investment teams globally are supported by Invesco’s centralized team of ESG professionals and proxy voting specialists. Invesco’s Global ESG team oversees the proxy policy, operational procedures, inputs to analysis and research and leads the Global Invesco Proxy Advisory Committee (“Global IPAC”). Invesco’s global proxy administration team is responsible for operational implementation including vote execution oversight.

Invesco aims to vote all proxies where we have been granted voting authority in accordance with this Policy as implemented by the Procedures. Our portfolio managers and analysts review voting items based on their individual merits and retain full discretion on vote execution conducted through our proprietary proxy voting platform. Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms.

A.	Proprietary Proxy Voting Platform

Invesco’s proprietary proxy voting platform is supported by a dedicated team of internal proxy specialists. PROXYintel streamlines the proxy voting process by providing our investment teams globally with direct access to meeting information and proxies, external proxy research and ESG ratings, as well as related functions, such as management of conflicts of interest issues, significant votes, global reporting and record-keeping capabilities. Managing these processes internally, as opposed to relying on third parties, is designed to provide Invesco greater quality control, oversight and independence in the proxy administration process.

Historical proxy voting information is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues. Certain investment teams also use PROXYintel to access third-party proxy research and ESG ratings.

Our proprietary systems facilitate internal control and oversight of the voting process. Invesco may choose to leverage this capability to automatically vote proxies based on its internally developed voting guidelines and in circumstances where Majority Voting applies.

B.	Oversight of Voting Operations

Invesco’s Proxy Governance and Voting Manager provides oversight of the proxy voting verification processes facilitated by a dedicated proxy administration team which include; (i) the monthly global vote audit review of votes cast containing documented rationales of conflicts of interest votes, market and operational limitations; (ii) the quarterly sampling of proxy votes cast to determine that (a) Invesco is voting consistently with this Policy and (b) third-party proxy advisory firms’ methodologies in formulating the vote recommendation are consistent with their publicly disclosed guidelines; and (iii) quarterly review of rationales with the Global IPAC of occasions where a portfolio manager may take a position that may not be in accordance with Invesco’s good governance principles and our internally developed voting guidelines.

To the extent material errors are identified in the proxy voting process, such errors are reviewed and reported to, as appropriate, the Global Head of ESG, Global Proxy Governance and Voting Manager, legal and compliance, the Global IPAC and relevant boards and clients, where applicable. Invesco’s Global Head of ESG and Proxy Governance and Voting Manager provide proxy voting updates and reporting to the Global IPAC, various boards and clients. Invesco’s proxy voting administration and operations are subject to periodic review by Internal Audit and Compliance groups.

C.	Disclosures and Record Keeping

Unless otherwise required by local or regional requirements, Invesco maintains voting records in either electronic format or hard copy for at least 6 years. Invesco makes available its proxy voting records publicly in compliance with regulatory requirements and industry best practices in the regions below:

•

In accordance with the US Securities and Exchange Commission regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30th for each U.S. registered fund. That filing is made on or before August 31st of each year. Each year, the proxy voting records are made available on Invesco’s website here. Moreover, and to the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment manager’s voting procedure with respect to plan-owned stock, but also to review the actions taken in individual proxy voting situations. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•	In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code and for the European Shareholder Rights Directive annually here.

•

In Canada, Invesco publicly discloses our annual proxy votes each year here by August 31st, covering the 12-month period ending June 30th in compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code.

•

In India, Invesco publicly discloses our proxy votes quarterly in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all mutual funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010 and March 24, 2014, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission (“SFC”) Principles of Responsible Ownership.

•	In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors.

D.	Global Invesco Proxy Advisory Committee

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprised of representatives from various investment management teams globally, Invesco’s Global Head of ESG and chaired by its Global Proxy Governance and Voting Manager. The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex, to assist Invesco in meeting regulatory obligations, to review votes not aligned with our good governance principles and to consider conflicts of interest in the proxy voting process, all in accordance with this Policy.

In fulfilling its responsibilities, the Global IPAC meets as necessary, but no less than semi-annually, and has the following responsibilities and functions: (i) acts as a key liaison between the Global ESG team and local proxy voting practices to ensure compliance with this Policy; (ii)

provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; (iv) the Conflict of Interest sub-committee will make voting decisions on submissions made by portfolio managers on conflict of interest issues to override the Policy; and (v) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to the Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations.

In addition to the Global IPAC, for some clients, third parties (e.g., U.S. fund boards) provide oversight of the proxy voting process.

E.	Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any benefit to clients. Moreover, ERISA fiduciaries, in voting proxies or exercising other shareholder rights, must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives. These matters are left to the discretion of the relevant portfolio manager. Such circumstances could include, for example:

•

In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”). Invesco generally refrains from voting proxies in share blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•

Some companies require a representative to attend meetings in person to vote a proxy, additional documentation or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative, signing a power-of-attorney or submitting additional disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but has sold them prior to the meeting date.

In some non-U.S. jurisdictions, although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or rejected due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, a proxy voting service may not be offered by the custodian in the local market or due to operational issues experienced by third-parties involved in the process or by the issuer or sub-custodian. In addition, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or the issuer’s agent.

F.	Securities Lending

Invesco’s funds may occasionally participate in a securities lending program. In circumstances where shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy outweighs the benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so that we will be entitled to vote those shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. The relevant portfolio manager will make these determinations.

G.	Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products / services are material or significant to Invesco, serving as a distributor of Invesco’s products, a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including but not limited to the materiality of the relationship between the issuer or its affiliates to Invesco.

Invesco’s proxy administration team maintains a list of all such issuers for which a conflict of interest exists (“Global Conflicts List”). Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally based on criteria established by the proxy administration team. The Global Conflicts List is updated periodically by the proxy administration team so as to seek to ensure an updated view is available when conducting conflicts checks. Operating procedures and associated governance are designed to seek to ensure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies on the Global Conflicts List will be voted in line with the principles below as implemented by Invesco’s internally developed voting guidelines. To the extent a portfolio manager disagrees with the Policy, our processes and procedures seek to ensure justification and rationales are fully documented and presented to the Global IPAC Sub-committee for a majority vote of its members.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by Invesco Ltd. that may be held in client accounts.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

Voting Fund of Funds

There may be conflicts that can arise from Invesco voting on matters when shares of Invesco-sponsored funds are held by other Invesco funds or entities. The scenarios below set out how Invesco votes in these instances.

•	In the United States, as required by law, proportional voting applies.

•	Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund, where required by law.

•

Shares of an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund where the thresholds are met as required by federal securities law or any exemption therefrom.

•	To the extent proportional voting is required by law, but not operationally possible, Invesco will not vote the shares.

•

For US fund of funds where proportional voting is not required by law, Invesco will still apply proportional voting. In the event this is not operationally possible, Invesco will vote in line with our internally developed voting guidelines (as defined below).

•	For non-US fund of funds Invesco will vote in line with our above-mentioned firm-level conflicts of interest process unless we have local policies in place as per Exhibit A.

H.	Use of Third-Party Proxy Advisory Services

Invesco may supplement its internal research with information from independent third-parties, such as proxy advisory firms. Globally, Invesco leverages research from Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). Invesco generally retains full and independent discretion with respect to proxy voting decisions.

ISS and GL both provide research reports, including vote recommendations, to Invesco and its portfolio managers and analysts. Invesco retains ISS to provide recommendations based on Invesco’s internally developed custom guidelines. Updates to previously issued proxy research reports may be provided to incorporate newly available information or additional disclosure provided by the issuer regarding a matter to be voted on, or to correct factual errors which may result in the issuance of revised proxy vote recommendations. Invesco’s proxy administration team may periodically monitor for these research alerts issued by ISS and GL that are shared with our investment teams. There may be instances where these updates may not be provided in a timely manner ahead of the vote deadline.

Invesco also retains ISS to assist with services that include receipt of proxy ballots, vote execution through PROXYintel and vote disclosure in Canada, the UK and Europe to meet regulatory reporting obligations.

As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages globally. This includes reviews of information regarding the capabilities of their research staff, methodologies for formulating voting recommendations, the adequacy and quality of personnel and technology, as applicable, and internal controls, policies and procedures, including those relating to possible conflicts of interest.

The proxy advisory firms Invesco engages globally complete an annual due diligence questionnaire submitted by Invesco, and Invesco conducts annual due diligence meetings in part to discuss their responses to the questionnaire. In addition, Invesco monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards. ISS and GL disclose conflicts to Invesco through a review of their policies, procedures and practices regarding potential conflicts of interests (including inherent internal conflicts) as well as disclosure of the work ISS and GL perform for corporate issuers and the payments they receive from such issuers. Invesco conducts semi-annual roundtables with external proxy and governance experts and our Global IPAC to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies.

Invesco’s compliance function completes a review of the System and Organizational Controls (“SOC”) Reports for each proxy advisory firm to ensure the related controls operated effectively to provide reasonable assurance.

In addition to ISS and GL, Invesco may use regional third-party research providers to access regionally specific research.

I.	Review of Policy

The Global IPAC and Invesco’s Global ESG team, proxy administration team, compliance and legal teams annually communicate and review this Policy and our internally developed voting guidelines to seek to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices. At least annually, this Policy and our internally developed voting guidelines are reviewed by various groups within Invesco to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III.	Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global ESG team. The broad philosophy and guiding principles in this section inform our approach to investment stewardship and proxy voting. These principles are not intended to be exhaustive or prescriptive.

Our portfolio managers and analysts retain full discretion on vote execution except where otherwise specified in this Policy. The final voting decisions may incorporate the unique circumstances affecting companies, regional best practices and any dialogue we have had with company management. To the extent a portfolio manager chooses to vote a proxy in a way that is not aligned with the principles below, such manager’s rationales are fully documented.

The following guiding principles apply to operating companies. We apply a separate approach to investment companies and unit investment trusts. Where appropriate, these guidelines are supplemented by additional internal guidance that considers regional variations in best practices, disclosure and region-specific voting items.

The following are high-level governance principles that Invesco endorses:

A.	Transparency

Investors require accurate, timely and complete information in order to make informed investment decisions and effectively carry out their stewardship obligations. Invesco supports the highest standards in corporate transparency, including but not limited to the following areas:

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

•

We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.

•

We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

B.	Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long-term. We therefore encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable. Unequal voting rights may limit the ability of investors to exercise their stewardship obligations.

•

We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or unduly delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

•

We generally will not support proposals to adopt antitakeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•

In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for antitakeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best practice aligned proposals to enhance shareholder rights, including but not limited to the following:

•	Adoption of proxy access rights

•	Rights to call special meetings

•	Rights to act by written consent

•	Reduce supermajority vote requirements

•	Remove antitakeover provisions

•	Requirement that directors are elected by a majority vote

In addition, we oppose practices that limit shareholders’ ability to express their views at a general meeting such as bundling unrelated proposals or several significant article or bylaw amendments into a single voting item. We will generally vote against these proposals unless we are satisfied that all the underlying components are aligned with our views on best practice.

Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are reasonably limited in scope to directors acting in good faith and, in relation to criminal matters, limited in scope to directors having reasonable grounds for believing the conduct was lawful.

Responsiveness: Boards should respond to investor concerns in a timely fashion, including reasonable requests to engage with company representatives regarding such concerns, and address matters that receive significant voting dissent at general meetings of shareholders.

•

We will generally vote against the lead independent director and/or the incumbent chair of the governance committee, or nearest equivalent, in cases where the board has not adequately responded to items receiving significant voting opposition from shareholders at an annual or extraordinary general meeting.

•

We will generally vote against the lead independent director and/or incumbent chair of the governance committee, or nearest equivalent, where the board has not adequately responded to a shareholder proposal which has received significant support from shareholders.

•

We will generally vote against the incumbent chair of the compensation committee if there are significant ongoing concerns with a company’s compensation practices that have not been addressed by the committee or egregious concerns with the company’s compensation practices for two years consecutively.

•

In addition, we will generally vote against the incumbent compensation committee chair where there are ongoing concerns with a company’s compensation practices and there is no opportunity to express dissatisfaction by voting against an advisory vote on executive compensation, remuneration report (or policy) or nearest equivalent.

C.	Board Composition

Annual director elections: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

•

We will generally vote against the incumbent governance committee chair or lead independent director if a company has a declassified board structure that is not being phased out. This policy will not apply in regions where market practice is for directors to stand for election on a staggered basis or for boards that do not oversee significant commercial operations.

•

When a board is presented for election as a slate (i.e., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

•

Where market practice is to elect directors as a slate we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack independence.

Board size: We will generally defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

•

We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

•

In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Separation of Chair and CEO roles: We believe that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair where the board chair is not independent unless a lead independent or senior director is appointed.

•	We will generally support shareholder proposals requesting that the board chair be an independent director.

•

We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Directors serving on the board should attend at least 75% of their board and committee meetings, where applicable. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•	We will generally vote against directors who do not attend 75% of their meetings unless there are extenuating circumstances such as health matters or family emergencies.

•

We will generally vote against directors who have more than four total mandates at public operating companies. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Diversity: We encourage companies to continue to evolve diversity and inclusion practices. Boards should be comprised of directors with a variety of relevant skills and industry expertise together with a diverse profile of individuals of different genders, ethnicities, skills, tenures and backgrounds in order to provide robust challenge and debate. We consider diversity at the board level, within the executive management team and in the succession pipeline.

•

We will generally vote against the incumbent nominating committee chair of a board where women constitute less than two board members or 25% of the board, whichever is lower, for two or more consecutive years, unless incremental improvements are being made to diversity practices.

•

In addition, we will consider a company’s performance on broader types of diversity which may include diversity of skills, non-executive director tenure, ethnicity or other factors where appropriate and reasonably determinable. We will generally vote against the incumbent nominating committee chair if there are multiple concerns on diversity issues.

•

We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.

D.	Long Term Stewardship of Capital

Capital allocation: Invesco expects companies to responsibly raise and deploy capital towards the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance and repurchase authorizations: We generally support authorizations to issue shares up to 20% of a company’s issued share capital for general corporate purposes. Shares should not be issued at a substantial discount to the market price or be repurchased at a substantial premium to the market price.

Stock splits: We generally support management proposals to implement a forward or reverse stock split, provided that a reverse stock split is not being used to take a company private. In addition, we will generally support requests to increase a company’s common stock authorization if requested in order to facilitate a stock split.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for antitakeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, proxy contests, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, private placements, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

•

We will generally support reincorporation proposals, provided that management have provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

•

With respect to contested director elections, we consider the following factors, among others, when evaluating the merits of each list of nominees: the long term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides including the likelihood that the proposed goals can be met, positions of stock ownership in the company.

E.	Environmental, Social and Governance Risk Oversight

Director responsibility for risk oversight: The board of directors are ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the companies they oversee. Invesco may take voting action against director nominees in response to material governance or risk oversight failures that adversely affect shareholder value.

Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. In addition, Invesco will consider the responsibilities delegated to board subcommittees when determining if it is appropriate to hold certain director nominees accountable for these material failures.

Material governance or risk oversight failures at a company may include, without limitation:

i.	significant bribery, corruption or ethics violations;

ii.	events causing significant environmental degradation;

iii.	significant health and safety incidents; or

iv.	failure to ensure the protection of human rights.

Reporting of financially material ESG information: Companies should report on their environmental, social and governance opportunities and risks where material to their business operations.

•

Where Invesco finds significant gaps in terms of management and disclosure of environmental, social and governance risk policies, we will generally vote against the annual reporting and accounts or an equivalent resolution.

Shareholder proposals addressing environmental and social risks: Invesco may support shareholder resolutions requesting that specific actions be taken to address environmental and social issues or mitigate exposure to material environmental and social risks, including reputational risk, related to these issues. When considering such proposals, we will consider a company’s track record managing these risks, the efficacy of the proposal’s request and whether the requested action is unduly burdensome.

•	We generally do not support resolutions where insufficient information has been provided in advance of the vote or a lack of disclosure inhibits our ability to make fully informed voting decisions.

•

We will generally support shareholder resolutions requesting that companies provide additional information on material environmental, social and governance risks facing their businesses, provided that such requests are not unduly burdensome or duplicative with a company’s existing reporting. These may include but are not limited to the following: gender pay gap reporting requests, political contributions and lobbying disclosure, information on data security, privacy, and internet practices, and reporting on climate change risks.

Ratification of board and/or management acts: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures as described above. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

F.	Executive Compensation and Alignment

Invesco supports compensation polices and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation related proposals where more than one of the following is present:

i.	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

ii.

there are problematic compensation practices which may include among others incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

iii.	vesting periods for long term incentive awards are less than three years;

iv.	the company “front loads” equity awards;

v.	there are inadequate risk mitigating features in the program such as clawback provisions;

vi.	excessive, discretionary one-time equity grants are awarded to executives;

vii.	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent. We generally vote in favor of proposals requiring shareholder ratification of senior executives’ severance agreements where the proposed terms and disclosure align with good market practice.

Exhibit A

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*[1]

Invesco Asset Management (Japan) Limited*[1]

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Deutschland GmbH

Invesco Asset Management Limited[1]

Invesco Asset Management Singapore Ltd

Invesco Asset Management Spain

Invesco Australia Ltd

Invesco Canada Ltd.[1]

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*[1]

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Managed Accounts, LLC

Invesco Management S.A

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Pensions Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.a.r.l1

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*[1]

Invesco Trust Company

Oppenheimer Funds, Inc.

WL Ross & Co. LLC

*	Invesco entities with specific proxy voting guidelines
[1]	Invesco entities with specific conflicts of interest policies

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

As of February 28, 2021, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2021 (unless otherwise noted):

Portfolio Manager	Dollar Range of Investments in the Fund
Invesco Senior Loan Fund
Scott Baskind	None
Thomas Ewald	None
Philip Yarrow	None

Assets Managed

The following information is as of February 28, 2021 (unless otherwise noted):

Portfolio Manager	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Senior Loan Fund
Scott Baskind	4	$13,619.6	7	$1,608.7	19	$7,601.05
Thomas Ewald	5	$6,193.2	5	$694.7	19	$7,601.05
Philip Yarrow	6	$7,239.1	5	$694.7	19	$7,601.05

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➣

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➣

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➣

The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➣

Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance fee.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[1]
Invesco [2] Invesco Deutschland Invesco Hong Kong[2] Invesco Asset Management Invesco India Invesco Listed Real Assets Division[2]	One-, Three- and Five-year performance against Fund peer group

Invesco Senior Secured2,[3] Invesco Capital2,[4]	Not applicable

Invesco Canada[2]	One-year performance against Fund peer group Three- and Five-year performance against entire universe of Canadian funds

Invesco Japan	One-, Three- and Five-year performance

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

[1]	Rolling time periods based on calendar year-end.
[2]	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
[3]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[4]	Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco Ltd. common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco Ltd. common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2021, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2021, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Senior Loan Fund

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 7, 2021

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 7, 2021